Exhibit 10.2

WORLD FINANCIAL CAPITAL MASTER NOTE TRUST

Issuer

And

DEUTSCHE BANK TRUST COMPANY AMERICAS

Indenture Trustee

THIRD AMENDED AND RESTATED
SERIES 2009-VFN INDENTURE SUPPLEMENT

Dated as of May 24, 2013

TABLE OF CONTENTS

ARTICLE I.	CREATION OF THE SERIES 2009-VFN NOTES

Section 1.1	Designation	1

ARTICLE II.	DEFINITIONS

Section 2.1	Definitions	2

ARTICLE III.	NOTEHOLDER SERVICING FEE

Section 3.1	Servicing Compensation	20

ARTICLE IV.	VARIABLE FUNDING MECHANICS

Section 4.1	Variable Funding Mechanics	20

ARTICLE V.	RIGHTS OF SERIES 2009-VFN NOTEHOLDERS AND ALLOCATION AND APPLICATION OF COLLECTIONS

Section 5.1	Collections and Allocations	24
Section 5.2	Determination of Monthly Interest	27
Section 5.3	Determination of Class A Monthly Principal, Class M Monthly Principal, Class B Monthly Principal and Class C Monthly Principal	30
Section 5.4	Application of Available Finance Charge Collections and Available Principal Collections	32
Section 5.5	Investor Charge-Offs	35
Section 5.6	Reallocated Principal Collections	35
Section 5.7	Excess Finance Charge Collections	35
Section 5.8	Shared Principal Collections	36
Section 5.9	Certain Series Accounts	36
Section 5.10	Cash Collateral Account	37
Section 5.11	Investment Instructions	38
Section 5.12	Determination of LIBOR	38

ARTICLE VI.	DELIVERY OF SERIES 2009-VFN NOTES; DISTRIBUTIONS; REPORTS TO SERIES 2009-VFN NOTEHOLDERS

Section 6.1	Delivery and Payment for the Series 2009-VFN Notes	39
Section 6.2	Distributions	39
Section 6.3	Reports and Statements to Series 2009-VFN Noteholders	40

ARTICLE VII.	SERIES 2009-VFN EARLY AMORTIZATION EVENTS

Section 7.1	Series 2009-VFN Early Amortization Events	41

ARTICLE VIII.	REDEMPTION OF SERIES 2009-VFN NOTES; SERIES TERMINATION

Section 8.1	Optional Redemption of Series 2009-VFN Notes; Final Distributions	44
Section 8.2	Series Termination	45

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ARTICLE IX.	MISCELLANEOUS PROVISIONS

Section 9.1	Ratification of Indenture; Amendments	45
Section 9.2	Counterparts	45
Section 9.4	Form of Delivery of the Series 2009-VFN Notes	45
Section 9.5	GOVERNING LAW	46
Section 9.6	Limitation of Liability	46
Section 9.7	Rights of the Indenture Trustee	46
Section 9.8	Additional Provisions	46
Section 9.9	No Petition	47
Section 9.10	Additional Requirements for Registration of and Limitations on Transfer and Exchange of Notes	47

EXHIBITS

EXHIBIT A-1                        FORM OF CLASS A NOTE
EXHIBIT A-2                        FORM OF CLASS M NOTE
EXHIBIT A-3                        FORM OF CLASS B NOTE
EXHIBIT A-4                        FORM OF CLASS C NOTE
EXHIBIT B                            FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
NOTIFICATION TO INDENTURE TRUSTEE
EXHIBIT C                            FORM OF MONTHLY NOTEHOLDERS’ STATEMENT
EXHIBIT D                            FORM OF MONTHLY SERVICER’S CERTIFICATE

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THIRD AMENDED AND RESTATED SERIES 2009-VFN INDENTURE SUPPLEMENT, dated as of May 24, 2013 (the “Indenture Supplement”), between WORLD FINANCIAL CAPITAL MASTER NOTE TRUST, a trust organized and existing under the laws of the State of Delaware (herein, the “Issuer” or the “Trust”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, not in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Indenture referred to below, the “Indenture Trustee”) under the Master Indenture, dated as of September 29, 2008 (the “Indenture”), between the Issuer and the Indenture Trustee (the Indenture, together with this Indenture Supplement, the “Agreement”).

WHEREAS, the parties hereto are party to the Second Amended and Restated Series 2009-VFN Indenture Supplement, dated as of June 1, 2012 (the “Existing Indenture Supplement”).

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Existing Indenture Supplement is hereby amended and restated in its entirety as follows and each party agrees as follows for the benefit of the other party and the Series 2009-VFN  Noteholders:

Pursuant to Section 2.11 of the Indenture, the Transferor may direct the Issuer to issue one or more Series of Notes.  The Principal Terms of this Series are set forth in this Indenture Supplement to the Indenture.

ARTICLE I.

Creation of the Series 2009-VFN Notes

Section 1.1                      Designation.

(a)           Pursuant to the Indenture and the Existing Indenture Supplement a Series of Notes was issued known as “World Financial Capital Master Note Trust, Series 2009-VFN” or the “Series 2009-VFN Notes.”  The Series 2009-VFN Notes were issued in four Classes, known as the “Class A Series 2009-VFN Floating Rate Asset Backed Notes,” the “Class M Series 2009-VFN Asset Backed Notes,” the “Class B Series 2009-VFN Asset Backed Notes” and the “Class C Series 2009-VFN Asset Backed Notes.” The Series 2009-VFN Notes shall be Variable Interests.

(b)           The Class A Notes may from time to time be divided into separate ownership tranches (each a “Class A Ownership Tranche”) which shall be identical in all respects, except for their respective Class A Maximum Principal Balances, Class A Principal Balances and certain matters relating to the rate and payment of interest.  The initial allocation of Class A Notes among Class A Ownership Tranches shall be made, and reallocations among such Class A Ownership Tranches or new Class A Ownership Tranches may be made, as provided in Section 4.1 of this Indenture Supplement and the Class A Note Purchase Agreement.

(c)           The Class M Notes may from time to time be divided into separate ownership tranches (each a “Class M Ownership Tranche”) which shall be identical in all respects, except for their respective Class M Maximum Principal Balances, Class M Principal Balances and certain matters relating to the rate and payment of interest.  The initial allocation of Class M

Notes among Class M Ownership Tranches shall be made, and reallocations among such Class M Ownership Tranches or new Class M Ownership Tranches may be made, as provided in Section 4.1 of this Indenture Supplement and the Class M Note Purchase Agreement.

(d)           Series 2009-VFN shall be included in Group One and shall be a Principal Sharing Series.  Series 2009-VFN shall be an Excess Allocation Series with respect to Group One only.  Series 2009-VFN shall not be subordinated to any other Series.

ARTICLE II.

Definitions

Section 2.1                      Definitions.

(a)           Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

“Administrative Agent” means an “Administrative Agent” as defined in the Class A Note Purchase Agreement or the Class M Note Purchase Agreement, as the context requires.

“Aggregate Investor Default Amount” means, as to any Monthly Period, the sum of the Investor Default Amounts in respect of such Monthly Period.

“Aggregate Senior Purchase Limit” means the sum of the Class A Purchase Limit and the Class M Purchase Limit.

“Allocation Percentage” means, with respect to any Monthly Period, the percentage equivalent of a fraction:

(a)      the numerator of which shall be equal to:

(i)  for Principal Collections during the Revolving Period and for Finance Charge Collections and Default Amounts at any time, the Collateral Amount at the end of the last day of the prior Monthly Period (or, in the case of the Monthly Period in which the Closing Date occurs, on the Closing Date), less any reductions to be made to the Collateral Amount on account of principal payments to be made on the Distribution Date falling in the Monthly Period for which the Allocation Percentage is being calculated; provided, however, that with respect to any Monthly Period in which a Reset Date occurs as a result of a Class A Incremental Funding, Class M Incremental Funding, Class B Incremental Funding, Class C Incremental Funding or the issuance of a new Series, the numerator determined pursuant to this clause (i) shall be (A) the Collateral Amount as of the close of business on the later of the last day of the prior Monthly Period or the preceding Reset Date, in each case less any reductions to be made to the Collateral Amount on account of principal payments to be made on the Distribution Date falling in the Monthly Period for which the Allocation

Percentage is being calculated (to the extent not already subtracted in determining the Collateral Amount), for the period from and including the first day of the current Monthly Period or the preceding Reset Date, as applicable, to but excluding such Reset Date and (B) the Collateral Amount as of the close of business on such Reset Date, less any reductions to be made to the Collateral Amount on account of principal payments to be made on the Distribution Date falling in the Monthly Period for which the Allocation Percentage is being calculated (to the extent not already subtracted in determining the Collateral Amount), for the period from and including such Reset Date to the earlier of the last day of such Monthly Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date); or

(ii)  for Principal Collections during the Early Amortization Period and the Controlled Amortization Period, the Collateral Amount at the end of the last day of the Revolving Period, provided, however, that the Transferor may, by written notice to the Indenture Trustee, the Servicer and the Rating Agencies, reduce the numerator used for purposes of allocating Principal Collections to Series 2009-VFN at any time if (x) the Rating Agency Condition shall have been satisfied with respect to such reduction and (y) the Transferor shall have delivered to the Indenture Trustee an Officer’s Certificate to the effect, based on the facts known to such officer at that time, in the reasonable belief of the Transferor, such designation will not cause a Series 2009-VFN Early Amortization Event or an event that, after the giving of notice or the lapse of time, would cause a Series 2009-VFN Early Amortization Event to occur with respect to Series 2009-VFN; and

(b)      the denominator of which shall be the greater of (x) the Aggregate Principal Receivables determined as of the close of business on the last day of the prior Monthly Period and (y) the sum of the numerators used to calculate the allocation percentages for allocations with respect to Finance Charge Collections, Principal Collections or Default Amounts, as applicable, for all outstanding Series on such date of determination provided, that if one or more Reset Dates occur in a Monthly Period, the Allocation Percentage for the portion of the Monthly Period falling on and after such Reset Date and prior to any subsequent Reset Date will be recalculated for such period as of the close of business on the subject Reset Date.

“Amendment Date” means May 24, 2013.

“Available Cash Collateral Amount” means with respect to any Transfer Date, an amount equal to the lesser of (a) the amount on deposit in the Cash Collateral Account (before giving effect to any deposit to, or withdrawal from, the Cash Collateral Account made or to be made with respect to such date) and (b) the Required Cash Collateral Amount for such Transfer Date.

“Available Finance Charge Collections” means, for any Monthly Period, an amount equal to the sum of (a) the Investor Finance Charge Collections for such Monthly Period, plus (b) the Excess Finance Charge Collections allocated to Series 2009-VFN for such Monthly Period, plus

(c) interest and earnings on funds on deposit in the Cash Collateral Account which will be deposited into the Finance Charge Account on the related Transfer Date to be treated as Available Finance Charge Collections pursuant to subsection 5.10(b).

“Available Principal Collections” means, for any Monthly Period, an amount equal to the sum of (a) the Investor Principal Collections for such Monthly Period, minus (b) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to Section 5.6 are required to be applied on the related Distribution Date, plus (c) any Shared Principal Collections with respect to other Principal Sharing Series (including any amounts on deposit in the Excess Funding Account that are allocated to Series 2009-VFN for application as Shared Principal Collections), plus (d) the aggregate amount to be treated as Available Principal Collections pursuant to clauses 5.4(a)(viii) and (ix) for the related Distribution Date.

“Bankrupt Merchant” means any Merchant which fails generally to, or admits in writing its inability to, pay its debts as they become due; or any Merchant for which a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of such Merchant in an involuntary case under any Debtor Relief Law, or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceedings shall continue undismissed or unstayed and in effect for a period of 60 consecutive days or any of the actions sought in such proceeding shall occur; or any Merchant that commences a voluntary case under any Debtor Relief Law, or such Merchant’s consent to the entry of an order for relief in an involuntary case under any Debtor Relief Law, or consent to the appointment of a taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official for any substantial part of its property, or any general assignment for the benefit of creditors; or any Merchant or any Affiliate of such Merchant shall have taken any corporate action in furtherance of any of the foregoing actions with respect to such Merchant; provided, however, that a Merchant for which a Chapter 11 Plan is confirmed under a Debtor Relief Law shall no longer be a Bankrupt Merchant upon the occurrence of the Effective Date of such Chapter 11 Plan.  For purposes of this definition, a Chapter 11 Plan shall exclude a Chapter 11 Plan under which the Bankrupt Merchant liquidates all of its assets and discontinues operations.

“Base Rate” means, as to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Monthly Interest, any Class A Non-Use Fees and Class M Non-Use Fees payable pursuant to clauses 5.4(a)(ii) and (v) and any Class A Additional Amounts and Class M Additional Amounts payable pursuant to clauses 5.4(a)(i) through (vii) each for the related Distribution Period, any Class B Additional Interest and the Noteholder Servicing Fee with respect to such Monthly Period, and the denominator of which is the Weighted Average Collateral Amount during such Monthly Period.

“Cash Collateral Account” is defined in subsection 5.10(a).

“Change in Control” means the failure of Holding to own, directly or indirectly, 100% of the outstanding shares of common stock (excluding directors’ qualifying shares) of Comenity Capital Bank.

“Chapter 11 Plan” means a plan proposed by a Bankrupt Merchant under and in conformance with the provisions of Chapter 11 of Title 11 of the United States Code for restructuring or reorganizing the business of the Bankrupt Merchant.

“Class A Additional Amounts” means Additional Amounts (as defined in the Class A Note Purchase Agreement) payable to the Class A Noteholders pursuant to the Class A Note Purchase Agreement.

“Class A Administrative Agents” means the “Administrative Agents” as defined  in the Class A Note Purchase Agreement.

“Class A Breakage Payment” is defined in subsection 5.2(e).

“Class A Funding Tranche” is defined in subsection 5.2(a).

“Class A Incremental Funding” means any increase in the Class A Principal Balance during the Revolving Period made pursuant to the Class A Note Purchase Agreement and Section 4.1(a) hereof.

“Class A Incremental Principal Balance” means the amount of the increase in the Class A Principal Balance occurring as a result of any Class A Incremental Funding, which amount shall equal the aggregate amount of the purchase prices paid by the Class A Noteholders pursuant to the Class A Note Purchase Agreement with respect to such Class A Incremental Funding.

“Class A Maximum Principal Balance” means the “Maximum Class A Principal Balance” (as defined in the Class A Note Purchase Agreement), as such amount may be increased or decreased from time to time pursuant to the Class A Note Purchase Agreement.  As applied to any particular Class A Note, the “Class A Maximum Principal Balance” means the portion of the overall Class A Maximum Principal Balance represented by that Class A Note.

“Class A Monthly Interest” is defined in subsection 5.2(a).

“Class A Monthly Principal” is defined in subsection 5.3(a).

“Class A Non-Use Fee” means the Class A Non-Use Fee defined in the Class A Note Purchase Agreement.

“Class A Note Purchase Agreement” means the Fourth Amended and Restated Note Purchase Agreement, dated as of the Amendment Date, among Transferor, the Issuer, the Servicer and the initial Class A Noteholders, as supplemented by the various Fee Letters referred to (and defined) therein, and as the same may be amended or otherwise modified from time to time. The Class A Note Purchase Agreement is hereby designated a “Transaction Document” for all purposes of the Agreement and this Indenture Supplement.

“Class A Noteholder” means the Person in whose name a Class A Note is registered in the Note Register.

“Class A Notes” means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1.

“Class A Ownership Group” means the “Ownership Group” defined in the Class A Note Purchase Agreement.

“Class A Ownership Group Percentage” means the “Ownership Group Percentage” defined in the Class A Note Purchase Agreement.

“Class A Ownership Tranche” is defined in subsection 1.1(b).

“Class A Principal Balance” means, on any Business Day, an amount equal to the result of (a) $   , plus (b) the aggregate amount of all Class A Incremental Principal Balances for all Class A Incremental Fundings occurring after the Amendment Date and on or prior to that Business Day, minus (c) the aggregate amount of principal payments made to Class A Noteholders after the Amendment Date and on or prior to such Business Day. As applied to any particular Class A Note, the “Class A Principal Balance” means the portion of the overall Class A Principal Balance represented by that Class A Note. The Class A Principal Balance shall be allocated among the Class A Ownership Tranches as provided in the Class A Note Purchase Agreement.

“Class A Pro Rata Percentage” means   %.

“Class A Purchase Limit” means the “Purchase Limit” defined in the Class A Note Purchase Agreement.

“Class A Required Amount” means, for any Distribution Date, an amount equal to the excess of the amounts described in clauses 5.4(a)(i), (ii) and (iii) over the sum of (a) Available Finance Charge Collections applied to pay such amount pursuant to subsection 5.4(a) and (b) any amount withdrawn from the Cash Collateral Account and applied to pay such amount pursuant to subsection 5.10(c).

“Class A Scheduled Final Payment Date” means the Distribution Date falling in the twelfth month following the month in which the Controlled Amortization Period begins.

“Class A Senior Percentage” means a percentage equal to the Class A Pro Rata Percentage, divided by the sum of the Class A Pro Rata Percentage and the Class M Pro Rata Percentage.

“Class A Tranche Rate” means, for any Distribution Period, the Class A Note Rate (as defined in the Class A Note Purchase Agreement) for each Class A Ownership Tranche (or any related Class A Funding Tranche).

“Class B Additional Interest” is defined in subsection 5.2(c).

“Class B Deficiency Amount” is defined in subsection 5.2(c).

“Class B Incremental Funding” means any increase in the Class B Principal Balance during the Revolving Period made pursuant to the applicable Class B Note Purchase Agreement.

“Class B Incremental Principal Balance” means the amount of the increase in the Class B Principal Balance occurring as a result of any Class B Incremental Funding, which amount shall equal the aggregate amount of the purchase prices paid by the Class B Noteholders pursuant to the Class B Note Purchase Agreement with respect to such Class B Incremental Funding.

“Class B Maximum Principal Balance” means the “Maximum Class B Principal Balance” (as defined in the Class B Note Purchase Agreement), as such amount may be increased or decreased from time to time pursuant to the Class B Note Purchase Agreement.  As applied to any particular Class B Note, the “Class B Maximum Principal Balance” means the portion of the overall Class B Maximum Principal Balance represented by that Class B Note.

“Class B Monthly Interest” is defined in subsection 5.2(c).

“Class B Monthly Principal” is defined in subsection 5.3(c).

“Class B Note Interest Rate” means 0.0%.

“Class B Note Purchase Agreement” means the Second Amended and Restated Note Purchase Agreement, dated as of May 24, 2013, entered into among Comenity Capital Bank, the Transferor and each party that purchases Class B Notes from the Transferor.

“Class B Noteholder” means the Person in whose name a Class B Note is registered in the Note Register.

“Class B Notes” means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-3.

“Class B Principal Balance” means, on any Business Day, an amount equal to the result of (a) $   , plus (b) the aggregate amount of all Class B Incremental Principal Balances for all Class B Incremental Fundings occurring after the Amendment Date and on or prior to that Business Day, minus (c) the aggregate amount of principal payments made to Class B Noteholders after the Amendment Date and on or prior to such date. As applied to any particular Class B Note, the “Class B Principal Balance” means the portion of the overall Principal Balance represented by that Class B Note.

“Class B Pro Rata Percentage” means   %.

“Class B Required Amount” means, for any Distribution Date, an amount equal to the excess of the amount described in clause 5.4(a)(vi) over the sum of (a) Available Finance Charge Collections applied to pay such amount pursuant to subsection 5.4(a) and (b) any amount withdrawn from the Cash Collateral Account and applied to pay such amount pursuant to subsection 5.10(c).

 “Class C Additional Interest” is defined in subsection 5.2(d).

“Class C Deficiency Amount” is defined in subsection 5.2(d).

“Class C Incremental Funding” means any increase in the Class C Principal Balance during the Revolving Period made pursuant to the Class C Note Purchase Agreement.

“Class C Incremental Principal Balance” means the amount of the increase in the Class C Principal Balance occurring as a result of any Class C Incremental Funding, which amount shall equal the aggregate amount of the purchase prices paid by the Class C Noteholders pursuant to the Class C Note Purchase Agreement with respect to such Class C Incremental Funding.

“Class C Maximum Principal Balance” means the “Maximum Class C Principal Balance” (as defined in the Class C Note Purchase Agreement), as such amount may be increased or decreased from time to time pursuant to the Class C Note Purchase Agreement.  As applied to any particular Class C Note, the “Class C Maximum Principal Balance” means the portion of the overall Maximum Principal Balance represented by that Class C Note.

“Class C Monthly Interest” is defined in subsection 5.2(d).

“Class C Monthly Principal” is defined in subsection 5.3(d).

“Class C Note Interest Rate” means 0.0%.

“Class C Note Purchase Agreement” means the Second Amended and Restated Note Purchase Agreement, dated as of May 24, 2013, entered into among Comenity Capital Bank, the Transferor and each party that purchases Class C Notes from the Transferor.

“Class C Noteholder” means the Person in whose name a Class C Note is registered in the Note Register.

“Class C Notes” means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-4.

“Class C Principal Balance” means, on any Business Day, an amount equal to the result of (a) $   , plus (b) the aggregate amount of all Class C Incremental Principal Balances for all Class C Incremental Fundings occurring after the Amendment Date and on or prior to that Business Day, minus (c) the aggregate amount of principal payments made to Class C Noteholders after the Amendment Date and on or prior to such date. As applied to any particular Class C Note, the “Class C Principal Balance” means the portion of the overall Principal Balance represented by that Class C Note.

“Class C Pro Rata Percentage” means   %.

“Class M Additional Amounts” means Additional Amounts (as defined in the Class M Note Purchase Agreement) payable to the Class M Noteholders pursuant to the Class M Note Purchase Agreement.

“Class M Administrative Agents” means the “Administrative Agents” as defined  in the Class M Note Purchase Agreement.

“Class M Breakage Payment” is defined in subsection 5.2(f).

“Class M Funding Tranche” is defined in subsection 5.2(b).

“Class M Incremental Funding” means any increase in the Class M Principal Balance during the Revolving Period made pursuant to the applicable Class M Note Purchase Agreement.

“Class M Incremental Principal Balance” means the amount of the increase in the Class M Principal Balance occurring as a result of any Class M Incremental Funding, which amount shall equal the aggregate amount of the purchase prices paid by the Class M Noteholders pursuant to the Class M Note Purchase Agreement with respect to such Class M Incremental Funding.

“Class M Maximum Principal Balance” means the “Maximum Class M Principal Balance” (as defined in the Class M Note Purchase Agreement), as such amount may be increased or decreased from time to time pursuant to the Class M Note Purchase Agreement.  As applied to any particular Class M Note, the “Class M Maximum Principal Balance” means the portion of the overall Class M Maximum Principal Balance represented by that Class M Note.

“Class M Monthly Interest” is defined in subsection 5.2(b).

“Class M Monthly Principal” is defined in subsection 5.3(b).

“Class M Non-Use Fee” means the Non-Use Fee defined in the Class M Note Purchase Agreement.

“Class M Note Purchase Agreement” means the Third Amended and Restated Class M Note Purchase Agreement, dated as of the Amendment Date, among Transferor, the Issuer, the Servicer and the initial Class M Noteholders party thereto, as supplemented by the various Fee Letters referred to (and defined) therein, and as the same may be amended or otherwise modified from time to time. The Class M Note Purchase Agreement is hereby designated a “Transaction Document” for all purposes of the Agreement and this Indenture Supplement.

“Class M Noteholder” means the Person in whose name a Class M Note is registered in the Note Register.

“Class M Notes” means any one of the Notes executed by the Issuer and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2.

“Class M Ownership Group” means the “Ownership Group” defined in the Class M Note Purchase Agreement.

“Class M Ownership Group Percentage” means the “Ownership Group Percentage” defined in the Class M Note Purchase Agreement.

“Class M Ownership Tranche” is defined in subsection 1.1(c).

“Class M Principal Balance” means, on any Business Day, an amount equal to the result of (a) $   plus (b) the aggregate amount of all Class M Incremental Principal Balances for all Class M Incremental Fundings occurring after the Amendment Date and on or prior to that Business Day, minus (c) the aggregate amount of principal payments made to Class M Noteholders after the Amendment Date and on or prior to such date. As applied to any particular Class M Note, the “Class M Principal Balance” means the portion of the overall Principal Balance represented by that Class M Note.

“Class M Pro Rata Percentage” means   %.

“Class M Purchase Limit” means the “Purchase Limit” defined in the Class M Note Purchase Agreement.

“Class M Required Amount” means, for any Distribution Date, an amount equal to the excess of the amount described in clauses 5.4(a)(iv) and (v), over the sum of (a) Available Finance Charge Collections applied to pay such amount pursuant to subsection 5.4(a) and (b) any amount withdrawn from the Cash Collateral Account and applied to pay such amount pursuant to subsection 5.10(c).

“Class M Scheduled Final Payment Date” means the Distribution Date falling in the twelfth month following the month in which the Controlled Amortization Period begins.

“Class M Senior Percentage” means a percentage equal to the Class M Pro Rata Percentage, divided by the sum of the Class A Pro Rata Percentage and the Class M Pro Rata Percentage

 “Class M Tranche Rate” means, for any Distribution Period, the Class M Note Rate (as defined in the Class M Note Purchase Agreement) for each Class M Ownership Tranche (or any related Class M Funding Tranche).

“Closing Date” means September 28, 2009.

“Collateral Amount” means, as of any date of determination, an amount equal to (a) the Note Principal Balance minus (b) the excess, if any, of the aggregate amount of Investor Charge-Offs and Reallocated Principal Collections over the reimbursement of such amounts pursuant to clause 5.4(a)(ix) prior to such date.

“Comenity Capital Bank” means Comenity Capital Bank, a Utah industrial bank, formerly known as World Financial Capital Bank.

“Controlled Amortization Amount” means for any Transfer Date with respect to the Controlled Amortization Period prior to the payment in full of the Note Principal Balance, an amount equal to (a) the Note Principal Balance as of the close of business on the last day of the Revolving Period divided by (b) twelve.

“Controlled Amortization Date” means the first day of the first Monthly Period that occurs on or after the Purchase Expiration Date under the Class A Note Purchase Agreement or Class M Note Purchase Agreement.

“Controlled Amortization Period” means, unless a Series 2009-VFN Early Amortization Event or a Trust Early Amortization Event shall have occurred prior thereto, the period commencing at the opening of business on the first Controlled Amortization Date to occur (without being extended as provided in the applicable Note Purchase Agreement) and ending on the earlier to occur of (a) the commencement of the Early Amortization Period, and (b) the Series Termination Date, provided that Transferor may, by 2 Business Days’ prior written notice to the Indenture Trustee and each Series 2009-VFN Noteholder (and so long as the Early Amortization Period has not begun), cause the Controlled Amortization Period to begin on any date earlier than the one otherwise specified above.

“Controlled Amortization Shortfall” initially means zero and thereafter means, with respect to any Monthly Period during the Controlled Amortization Period, the excess, if any, of the Controlled Payment Amount for the previous Monthly Period over the sum of the amount distributed pursuant to subsection 6.2(a) with respect to the Class A Notes for the previous Monthly Period, the amount distributed pursuant to subsection 6.2(b) with respect to the Class M Notes for the previous Monthly Period, the amount distributed pursuant to subsection 6.2(c) with respect to the Class B Notes for the previous Monthly Period and the amount distributed pursuant to subsection 6.2(d) with respect to the Class C Notes for the previous Monthly Period.

“Controlled Payment Amount” means, with respect to any Transfer Date, the sum of (a) the Controlled Amortization Amount for such Transfer Date and (b) any existing Controlled Amortization Shortfall.

“Day Count Fraction” means, as to any Class A Ownership Tranche (or Class A Funding Tranche), any Class M Ownership Tranche or Class M Funding Tranche, any Class B Note or any Class C Note for any Distribution Period, a fraction (a) the numerator of which is the number of days in that Distribution Period (or, if less, the number of days during that Distribution Period during which that Class A Ownership Tranche, Class A Funding Tranche, Class M Ownership Tranche or Class M Funding Tranche, Class B Note or Class C Note was outstanding, including the first, but excluding the last, such day) and (b) the denominator of which is the actual number of days in the related calendar year (or, if so specified in the related Note Purchase Agreement, 360).

“DBRS” means DBRS, Inc.

“Default Amount” means, as to any Defaulted Account, the amount of Principal Receivables (other than Ineligible Receivables, unless there is an Insolvency Event with respect to Comenity Capital Bank or the Transferor) in such Defaulted Account on the day it became a Defaulted Account.

“Defaulted Account” means an Account in which there are Defaulted Receivables.

“Designated LIBOR Page” means Reuters Screen LIBOR01 page or such other page as may replace such page on that service or other service or services as may be nominated by the British Bankers’ Association for the purpose of displaying London interbank offered rates of U.S. dollar deposits.

“Designated Maturity” means, for any LIBOR Determination Date, one month.

“Dilution” means any downward adjustment made by Servicer in the amount of any Receivable (a) because of a rebate, refund or billing error to an accountholder, (b) because such Receivable was created in respect of merchandise which was refused or returned by an accountholder or (c) for any other reason other than receiving Collections therefor or charging off such amount as uncollectible.

“Distribution Account” is defined in subsection 5.9(a).

“Distribution Date” means November 16, 2009 and the 15th day of each calendar month thereafter, or if such 15th day is not a Business Day, the next succeeding Business Day.

“Distribution Period” means, for any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

“Early Amortization Period” means the period commencing on the date on which a Trust Early Amortization Event or a Series 2009-VFN Early Amortization Event is deemed to occur and ending on the Series Termination Date.

“Eligible Investments” is defined in Annex A to the Indenture; provided that in no event shall any Eligible Investment be an equity security or cause the Trust to have any voting rights in respect of such Eligible Investment.

“Excess Spread Percentage” means, for any Monthly Period, a percentage equal to the Portfolio Yield for such Monthly Period, minus the Base Rate for such Monthly Period.

“Finance Charge Account” is defined in Section  5.9(a).

“Finance Charge Collections” means Collections of Finance Charge Receivables.

“Finance Charge Shortfall” is defined in Section 5.7.

 “Fixed Allocation Period” means either a Controlled Amortization Period or an Early Amortization Period.

“Group One” means Series 2009-VFN and each other Series specified in the related Indenture Supplement to be included in Group One.

“Investor Charge-Offs” is defined in Section 5.5.

“Investor Default Amount” means, with respect to any Defaulted Account, an amount equal to the product of (a) the Default Amount and (b) the Allocation Percentage on the day such Account became a Defaulted Account.

“Investor Finance Charge Collections” means, for any Monthly Period, an amount equal to the aggregate amount of Finance Charge Collections (including Net Recoveries treated as Finance Charge Collections) retained or deposited in the Finance Charge Account for Series 2009-VFN pursuant to clause 5.1(b)(i) for such Monthly Period.

“Investor Principal Collections” means, for any Monthly Period, an amount equal to the aggregate amount of Principal Collections retained or deposited in the Principal Account for Series 2009-VFN pursuant to clause 5.1(b)(ii) for such Monthly Period.

“Investor Uncovered Dilution Amount” means an amount equal to the product of (x) the Series Allocation Percentage for the related Monthly Period (determined on a weighted average basis, if one or more Reset Dates occur during that Monthly Period), times (y) the aggregate Dilutions occurring during that Monthly Period as to which any deposit is required to be made to the Excess Funding Account pursuant to subsection 3.8(a) of the Transfer and Servicing Agreement but has not been made, provided that, to the extent the Transferor Amount is greater than zero at the time the deposit referred to in clause (y) is required to be made, the Investor Uncovered Dilution Amount for such amount to be deposited shall be deemed to be zero.

“LIBOR” means, for any Distribution Period, an interest rate per annum for each Distribution Period determined by the Indenture Trustee in accordance with the provisions of Section 5.12.

“LIBOR Determination Date” means (i) September 26, 2009 for the period from and including the Closing Date through and including November 15, 2009 and (ii) the second London Business Day prior to the commencement of the second and each subsequent Distribution Period.

“London Business Day” means any day on which dealings in deposits in United States dollars are transacted in the London interbank market.

“Mandatory Limited Amortization Amount” means, for any Transfer Date with respect to the Mandatory Limited Amortization Period (beginning with the Transfer Date in the Monthly Period following the Monthly Period in which the Mandatory Limited Amortization Period begins) and the Transfer Date in the Monthly Period in which the Controlled Amortization Period commences (unless the Non-Renewing Purchaser Principal Balance shall have been reduced to zero prior to such date), the lesser of (a) the Non-Renewing Purchaser Principal Balance as of the Mandatory Limited Amortization Date, divided by 12 (with the quotient rounded up to the nearest dollar) and (b) the excess of the Non-Renewing Purchaser Principal Balance over the Mandatory Limited Amortization Target.

“Mandatory Limited Amortization Date” means, the Purchase Expiration Date (without giving effect to a requested extension) but only if all of the following have occurred:  (x) the Transferor has requested an extension of such Purchase Expiration Date, (y) there are one or more Non-Renewing Ownership Groups and (z) the Issuer has not repaid the outstanding Non-Renewing Purchaser Principal Balance on or prior to the related Purchase Expiration Date (without giving effect to the requested extension).

“Mandatory Limited Amortization Period” means the period commencing on the first day of the first Monthly Period that commences on or after the Mandatory Limited Amortization Date and ending the earliest to occur of (x) the payment in full of the Non-Renewing Purchaser Principal Balance, (y) the commencement of the Controlled Amortization Period or the Early Amortization Period and (z) the Series Termination Date.

“Mandatory Limited Amortization Shortfall” means, with respect to any Payment Date, the excess, if any, of (a) the Mandatory Limited Payment Amount for the preceding Payment Date over (b) the amounts paid pursuant to Section 5.4(b) with respect to Class A Monthly Principal and Class B Monthly Principal.

“Mandatory Limited Amortization Target” means, with respect to any Transfer Date, (a) the Non-Renewing Purchaser Principal Balance as of the Mandatory Limited Amortization Date less (b) the product (rounded up to the nearest dollar) of (i) a fraction, the numerator of which is the number of full Monthly Periods that have elapsed during the Mandatory Limited Amortization Period as of such Transfer Date (which, for the avoidance of doubt, shall exclude the Monthly Period in which such Transfer Date falls), and the denominator of which is 12 and (ii) the Non-Renewing Purchaser Principal Balance as of the Mandatory Limited Amortization Date.

“Mandatory Limited Payment Amount” means, with respect to any Transfer Date with respect to the Mandatory Limited Amortization Period, beginning with the Payment Date in the Monthly Period immediately following the Monthly Period in which the Mandatory Limited Amortization Period begins, and the Transfer Date in the Monthly Period in which the Controlled Amortization Period commences (unless the Non-Renewing Purchaser Principal Balance shall have been reduced to zero prior to such date), the sum of (a) the Mandatory Limited Amortization Amount for such Payment Date, plus (b) any existing Mandatory Limited Amortization Shortfall.

“Maximum Principal Balance” means the sum of (a) the Class A Maximum Principal Balance, (b) the Class M Maximum Principal Balance, (c) the Class B Maximum Principal Balance and (d) the Class C Maximum Principal Balance.

“Monthly Interest” means, for any Distribution Date, the sum of the Class A Monthly Interest, the Class M Monthly Interest, the Class B Monthly Interest and the Class C Monthly Interest for such Distribution Date.

“Monthly Period” means the period from and including the first day of the calendar month preceding a related Distribution Date to and including the last day of such calendar month; provided that the Monthly Period related to the November 2009 Distribution Date shall mean the period from and including the Closing Date to and including the last day of October 2009.

“Monthly Principal” means, on any Distribution Date, the sum of the Class A Monthly Principal, the Class M Monthly Principal, the Class B Monthly Principal and the Class C Monthly Principal with respect to such date.

“Monthly Principal Reallocation Amount” means, for any Monthly Period, an amount equal to the sum of:

(a) the lesser of (i) the Class A Required Amount and (ii) the greater of (A)(x) the sum of the Class M Principal Balance, the Class B Principal Balance and the Class C Principal Balance minus (y) the sum of (I) the amount of unreimbursed Investor Charge-Offs (after giving effect to

Investor Charge-Offs for the related Monthly Period) and (II) unreimbursed Reallocated Principal Collections (as of the previous Distribution Date) and (B) zero; and

(b) the lesser of (i) the Class M Required Amount and (ii) the greater of (A)(x) the sum of the Class B Principal Balance and the Class  C Principal Balance minus (y) the sum of (I) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and (II) unreimbursed Reallocated Principal Collections (as of the previous Distribution Date and as required in clause (a) above for the current Monthly Period) and (B) zero; and

(c) the lesser of (i) the Class B Required Amount and (ii) the greater of (A)(x) the Class C Principal Balance minus (y) the sum of (I) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Monthly Period) and (II) unreimbursed Reallocated Principal Collections (as of the previous Distribution Date and as required in clauses (a) and (b) above for the current Monthly Period) and (B) zero.

“Non-Renewing Ownership Group” means, commencing on the related Mandatory Limited Amortization Date, any Class A Ownership Group or Class M Ownership Group that has not consented to the extension of the Purchase Expiration Date when requested as described in the Class A Note Purchase Agreement or Class M Note Purchase Agreement, as applicable.

“Non-Renewing Purchaser Class A Principal Balance” means the outstanding principal balance of the Class A Notes allocated to Non-Renewing Ownership Groups.

“Non-Renewing Purchaser Class M Principal Balance” means the outstanding principal balance of the Class M Notes allocated to Non-Renewing Ownership Groups.

“Non-Renewing Purchaser Principal Balance” means the sum of the Non-Renewing Purchaser Class A Principal Balance, plus the Non-Renewing Purchaser Class M Principal Balance.

“Non-Renewing Purchaser Scheduled Distribution Date” means the Distribution Date falling in the twelfth month following the month in which the Mandatory Limited Amortization Period begins.

“Note Principal Balance” means, as of any Business Day, the sum of (a) the Class A Principal Balance, (b) the Class M Principal Balance, (c) the Class B Principal Balance and (d) the Class C Principal Balance.

“Note Purchase Agreements” means the Class A Note Purchase Agreement, the Class M Note Purchase Agreement, the Class B Note Purchase Agreement and the Class C Note Purchase Agreement.

“Noteholder Servicing Fee” is defined in Section 3.1.

“Optional Amortization Amount” is defined in subsection 4.1(b).

“Optional Amortization Date” is defined in subsection 4.1(b).

“Optional Amortization Notice” is defined in subsection 4.1(b).

“Percentage Allocation” is defined in subsection 5.1(b)(ii)(y).

“Portfolio Yield” means, for any Monthly Period, the annualized percentage equivalent of a fraction, (a) the numerator of which is equal to (i) the Available Finance Charge Collections (excluding any Excess Finance Charge Collections), minus (ii) the Aggregate Investor Default Amount and the Investor Uncovered Dilution Amount for such Monthly Period and (b) the denominator of which is the Weighted Average Collateral Amount during such Monthly Period.

“Principal Account” is defined in subsection 5.9(a).

“Principal Collections” means Collections of Principal Receivables.

“Principal Shortfall” is defined in Section 5.8.

“Purchase Expiration Date” has the meaning specified in the Class A Note Purchase Agreement or the Class M Note Purchase Agreement, as applicable.

“Purchaser” means a “Purchaser” as defined in the Class A Note Purchase Agreement or the Class M Note Purchase Agreement, as the context requires.

“Quarterly Excess Spread Percentage” means (a) with respect to the November 2009 Distribution Date, the Excess Spread Percentage for such Distribution Date, (b) with respect to the December 2009 Distribution Date, the percentage equivalent of a fraction the numerator of which is the sum of (i) the Excess Spread Percentage for the November 2009 Distribution Date and (ii) the Excess Spread Percentage with respect to the December 2009 Distribution Date and the denominator of which is two, (c) with respect to the January 2010 Distribution Date, the percentage equivalent of a fraction the numerator of which is the sum of (i) the Excess Spread Percentage for the November 2009 Distribution Date (ii) the Excess Spread Percentage with respect to the December 2009 Distribution Date and (iii) the Excess Spread Percentage with respect to the January 2010 Distribution Date and the denominator of which is three and (d) with respect to the February 2010 Distribution Date and each Distribution Date thereafter, the percentage equivalent of a fraction the numerator of which is the sum of the Excess Spread Percentages determined with respect to such Distribution Date and the immediately preceding two Distribution Dates and the denominator of which is three.

“Quarterly Payment Rate Percentage” means, with respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the sum of the Payment Rate Percentages determined with respect to such Distribution Date and the immediately preceding two Distribution Dates, and the denominator of which is three.  For purposes of the foregoing calculation, the “Payment Rate Percentage” for any Distribution Date shall equal the percentage equivalent of a faction, the numerator which is the aggregate Collections received during the immediately preceding Monthly Period, and the denominator of which is the total Principal Receivables held by the Trust as of the opening of business on the first day of such immediately preceding Monthly Period.

“Rating Agency” means, with respect to the Class A Notes, the Class M Notes and the Class B Notes, each of Fitch and DBRS.

“Rating Agency Condition” means, with respect to Series 2009-VFN and any action subject to such condition, (i) if any Class of Series 2009-VFN Notes is  rated by a Rating Agency designated for such Class other than Fitch, the notification in writing by each Rating Agency (other than Fitch) to Servicer that such action will not result in the Rating Agency reducing or withdrawing its then existing rating of such Class of Series 2009-VFN Notes, (ii) if Fitch is a Rating Agency for any Class of Series 2009-VFN Notes, 10 days’ prior written notice (or, if 10 days’ advance notice is impracticable, as much advance notice as is practicable) to Fitch delivered electronically to notifications.abs@fitchratings.com and (iii) if there are no Rating Agencies designated for any Class of Series 2009-VFN Notes, the consent of the holders of Series 2009-VFN Notes holding 66 2/3% of the Note Principal Balance of the Series 2009-VFN Notes which are not rated by a Rating Agency.

“Reallocated Principal Collections” means, for any Transfer Date, Investor Principal Collections applied in accordance with Section 5.6 in an amount not to exceed the Monthly Principal Reallocation Amount for the related Monthly Period.

“Reassignment Amount” means, for any Transfer Date, after giving effect to any deposits and distributions otherwise to be made on the related Distribution Date, the sum of (i) the Note Principal Balance on the related Distribution Date, plus (ii) Monthly Interest for the related Distribution Date and any Monthly Interest previously due but not distributed to the Series 2009-VFN Noteholders, plus (iii) the amount of Class B Additional Interest, if any, for the related Distribution Date and any Class B Additional Interest previously due but not distributed to the Series 2009-VFN Noteholders on a prior Distribution Date, plus (iv) the amount of Class C Additional Interest, if any, for the related Distribution Date and any Class C Additional Interest previously due but not distributed to the Series 2009-VFN Noteholders on a prior Distribution Date, plus (v) the amount of Class A Non-Use Fees and Class M Non-Use Fees, if any, for the related Distribution Date and any Class A Non-Use Fees and Class M Non-Use Fees previously due but not distributed to the Series 2009-VFN Noteholders on a prior Distribution Date, plus (vi) the amount of Class A Additional Amounts and Class M Additional Amounts, if any, for the related Distribution Date and any Class A Additional Amounts and Class M Additional Amounts previously due but not distributed to the Series 2009-VFN Noteholders on a prior Distribution Date.

“Record Date” means, for purposes of Series 2009-VFN with respect to any Distribution Date or Optional Amortization Date, the date falling five Business Days prior to such date.

“Reference Banks” means four major banks in the London interbank market selected by the Servicer.

“Refinancing Date” is defined in subsection 4.1(c).

“Related Class A Ownership Group” means, with respect to any Administrative Agent for, or any Purchaser in, a Class M Ownership Group, any Class A Ownership Group that also includes such Administrative Agent or Purchaser.

“Related Class M Ownership Group” means, with respect to any Administrative Agent for, or any Purchaser in, a Class A Ownership Group, any Class M Ownership Group that also includes such Administrative Agent or Purchaser.

“Required Cash Collateral Amount” means, as of any Determination Date, an amount equal to the excess of (i) the total Principal Receivables outstanding relating to Bankrupt Merchants as of the end of the related Monthly Period over (ii) the product of (A) 20.0% and (B) the total Principal Receivables as of the end of the related Monthly Period.

“Required Cash Collateral Amount Trigger Date” means the date on which the Required Cash Collateral Amount shall first become an amount greater than zero.

“Required Class B Principal Balance” means, as of any date of determination, the product of the Class B Pro Rata Percentage times the Note Principal Balance.

“Required Class C Principal Balance” means, as of any date of determination, the product of the Class C Pro Rata Percentage times the Note Principal Balance.

“Required Class M Principal Balance” means, as of any date of determination, the product of the Class M Pro Rata Percentage times the Note Principal Balance.

“Required Draw Amount” is defined in subsection 5.10(c).

“Required Retained Transferor Percentage” means, for purposes of Series 2009-VFN, 8.0%.

“Reset Date” means:

(a)      each Addition Date relating to Supplemental Accounts;

(b)      each Removal Date on which, if any Series of Notes has been paid in full, Principal Receivables equal to the initial Collateral Amount or initial principal balance for that Series are removed from the Issuer;

(c)      each date on which there is an increase in the outstanding balance of any Variable Interest; and

(d)      each date on which a new Series or Class of Notes is issued.

“Revolving Period” means the period from and including the Closing Date to, but not including, the earlier of (a) the day the Controlled Amortization Period commences and (b) the day the Early Amortization Period commences.  For the avoidance of doubt, the Revolving Period shall not terminate upon the commencement of a Mandatory Limited Amortization Period; provided that for purposes of Section 8.5 of the Master Indenture, the Mandatory Limited Amortization Period shall be deemed to be an Amortization Period.

 “Series 2009-VFN” means the Series of Notes the terms of which are specified in this Indenture Supplement.

“Series 2009-VFN Early Amortization Event” is defined in Section 7.1.

“Series 2009-VFN Note” means a Class A Note, a Class M Note, a Class B Note or a Class C Note.

“Series 2009-VFN Noteholder” means a Class A Noteholder, a Class M Noteholder, a Class B Noteholder or a Class C Noteholder.

“Series Account” means, (a) with respect to Series 2009-VFN, the Finance Charge Account, the Principal Account, the Distribution Account and the Cash Collateral Account, and (b) with respect to any other Series, the “Series Accounts” for such Series as specified in the Indenture and the applicable Indenture Supplement for such Series.

“Series Allocation Percentage” means, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Allocation Percentage for Finance Charge Collections for that Monthly Period and the denominator of which is the sum of the Allocation Percentage for Finance Charge Receivables for all outstanding Series on such date of determination; provided that if one or more Reset Dates occur in a Monthly Period, the Series Allocation Percentages for the portion of the Monthly Period falling on and after each such Reset Date and prior to any subsequent Reset Date will be determined using a denominator which is equal to the sum of the numerators used in determining the Allocation Percentage for Finance Charge Receivables for all outstanding Series as of the close of business on the subject Reset Date.

“Series Servicing Fee Percentage” means 2.0% per annum.

“Series Termination Date” means the earliest to occur of (a) the Distribution Date falling in a Fixed Allocation Period on which the Collateral Amount is paid in full, (b) the termination of the Trust pursuant to the Agreement, (c) the Distribution Date on or closest to the date falling 46 months after the commencement of the Early Amortization Period and (d) the Distribution Date on or closest to the date falling 58 months after the commencement of the Controlled Amortization Period.

“Specified Transferor Amount” means, as of any date of determination, the Minimum Transferor Amount as of such date of determination.

“Target Amount” is defined in clause 5.1(b)(i).

“Transfer” means any sale, transfer, assignment, exchange, participation, pledge, hypothecation, rehypothecation, or other grant of a security interest in or disposition of, a Note.

“Weighted Average Class A Principal Balance” means, as to any Class A Ownership Tranche (or Class A Funding Tranche) for any Distribution Period, the quotient of (a) the summation of the portion of the Class A Principal Balance allocated to that Class A Ownership Tranche (or Class A Funding Tranche) determined as of each day in that Distribution Period, divided by (b) the number of days in that Distribution Period (or, if less, the number of days during that Distribution Period during which that Class A Ownership Tranche or Class A Funding Tranche was outstanding).

“Weighted Average Class M Principal Balance” means, as to any Class M Ownership Tranche (or Class M Funding Tranche) for any Distribution Period, the quotient of (a) the summation of the portion of the Class M Principal Balance allocated to that Class M Ownership Tranche (or Class M Funding Tranche) determined as of each day in that Distribution Period, divided by (b) the number of days in that Distribution Period (or, if less, the number of days during that Distribution Period during which that Class M Ownership Tranche or Class M Funding Tranche was outstanding).

“Weighted Average Collateral Amount” means, for any Monthly Period, the quotient of (a) the summation of the Collateral Amount determined as of each day in that Monthly Period, divided by (b) the number of days in that Monthly Period.

(b)           Each capitalized term defined herein shall relate to the Series 2009-VFN Notes and no other Series of Notes issued by the Trust, unless the context otherwise requires.  All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in Annex A to the Indenture, or, if not defined therein, in the Class Note Purchase Agreements or the Class M Note Purchase Agreement, as the context may require.

(c)           The interpretive rules specified in Section 1.2 of the Indenture also apply to this Indenture Supplement.  If any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling.

ARTICLE III.

Noteholder Servicing Fee

Section 3.1                      Servicing Compensation.  The share of the Servicing Fee allocable to Series 2009-VFN for any Transfer Date (the “Noteholder Servicing Fee”) shall be equal to one-twelfth of the product of (a) the Series Servicing Fee Percentage and (b) the Weighted Average Collateral Amount for the preceding Monthly Period; provided, however, that with respect to the first Transfer Date, the Noteholder Servicing Fee shall instead equal 33/360 of such product.  The remainder of the Servicing Fee shall be paid by the holders of the Transferor Interest or the noteholders of other Series (as provided in the related Indenture Supplements), and in no event shall the Trust, the Indenture Trustee or the Series 2009-VFN Noteholders be liable for the share of the Servicing Fee to be paid by the holders of the Transferor Interest or the noteholders of any other Series.

ARTICLE IV.

Variable Funding Mechanics

Section 4.1                      Variable Funding Mechanics

(a)           Class A Incremental Fundings.  From time to time during the Revolving Period and prior to the Purchase Expiration Date, Transferor and Servicer may notify one or more Class A Administrative Agents that a Class A Incremental Funding will occur, subject to the conditions of the Class A Note Purchase Agreement, with respect to the related Class A

Ownership Group(s) on the next or any subsequent Business Day by delivering a Notice of Incremental Funding (as defined in the Class A Note Purchase Agreement) executed by Transferor and Servicer to the Class A Administrative Agent for each such Class A Ownership Group, specifying the amount of such Class A Incremental Funding and the Business Day upon which such Class A Incremental Funding is to occur, provided that a Class A Incremental Funding shall not be requested from a Class A Administrative Agent for an Ownership Group that is a Non-Renewing Ownership Group if the Incremental Funding would occur on or after the Purchase Expiration Date (without giving effect to any requested extension of the Purchase Expiration to which the related Non-Renewing Ownership Group did not consent). The amount of Class A Incremental Funding allocated to each Class A Ownership Group, together with the amount of the Class M Incremental Funding allocated to the Related Class M Ownership Group to be made on the same date, shall be a minimum amount of $1,000,000 or a higher integral multiple thereof for each Class A Ownership Group and the Related Class M Ownership Group, except that a Class A Incremental Funding may be requested in the entire remaining Class A Purchase Limit of the related Class A Ownership Group. Upon any Class A Incremental Funding, the Class A Principal Balance, the Collateral Amount, the Note Principal Balance and the Allocation Percentage shall increase as provided herein.  For each Class A Incremental Funding, the Class A Principal Balance shall increase in an amount equal to the Class A Incremental Principal Balance.  The increase in the Class A Principal Balance shall be allocated to the Class A Notes held by the Class A Noteholders from which purchase prices were received in connection with the Class A Incremental Funding in proportion to the amount of such purchase prices received.

(b)           Optional Amortization.  On any Business Day in the Revolving Period or the Controlled Amortization Period, Transferor may cause Servicer to provide notice to the Indenture Trustee, the Class B Noteholders, the Class C Noteholders,  the Class A Administrative Agents for affected Class A Ownership Groups and the Class M Administrative Agents for affected Class M Ownership Groups (an “Optional Amortization Notice”) at least two Business Days prior to any Business Day (the “Optional Amortization Date”) stating its intention to cause a full or partial amortization of the Class A Notes, the Class M Notes, the Class B Notes and the Class C Notes with Available Principal Collections on the Optional Amortization Date, in full or in part, in an amount (the “Optional Amortization Amount”), which shall be allocated among the Class A Notes, the Class M Notes, the Class B Notes and the Class C Notes, based on the Class A Pro Rata Percentage, the Class M Pro Rata Percentage, the Class B Pro Rata Percentage and the Class C Pro Rata Percentage, respectively; provided that if as a result of the payment of a Mandatory Limited Payment Amount, the Class B Principal Balance exceeds the Required Class B Principal Balance or the Class C Principal Balance exceeds the Required Class C Principal Balance, the Optional Amortization Amount may be allocated on a non-pro rata basis among the Classes of Series 2009-VFN Notes in order to reduce the Class B Principal Balance to an amount not less than the Required Class B Principal Balance and to reduce the Class C Principal Balance to an amount not less than the Required Class C Principal Balance.  The portion of the Optional Amortization Amount allocated to any Class A Ownership Group and the Related Class M Ownership Group shall be in an aggregate amount not less than $1,000,000 or a higher integral multiple thereof, except that the Optional Amortization Amount allocated to any Class A Ownership Group may equal the entire Principal Balance of the related Class A Note for such Class A Ownership Group and that the Optional Amortization Amount allocated to any Class M Ownership Group may equal the entire Principal Balance of the related Class M Note for such Class M Ownership Group. The Optional Amortization Notice shall state the Optional Amortization Date, the Optional Amortization Amount and the allocation of such Optional Amortization Amount among the various Classes, Class A Ownership Groups and Class M Ownership Groups; provided that if the Administrative Agent for, or any Purchaser in, a Class A Ownership Group to which a portion of the Optional Amortization Amount is allocated is also the Administrative Agent for, or a Purchaser in, a Related Class M Ownership Group, then a corresponding portion of the Optional Amortization Amount must be allocated to the Related Class M Ownership Group so that the proportion of the Class A Principal Amount funded by such Class A Ownership Group to the Class M Principal Balance funded by the Related Class M Ownership Group would not change as a result of the allocation of the Optional Amortization Amount.  The Optional Amortization Amount shall be paid from Shared Principal Collections pursuant to Section 8.5 of the Master Indenture and Section 5.8.  Accrued interest and any Class A Additional Amounts, payable to each affected Class A Ownership Group shall be payable on the first Distribution Date on or after the related Optional Amortization Date.  Accrued interest and any Class M Additional Amounts, payable to each affected Class M Ownership Group shall be payable on the first Distribution Date on or after the related Optional Amortization Date.  On the Business Day prior to each Optional Amortization Date, Servicer shall instruct the Indenture Trustee in writing (which writing shall be substantially in the form of Exhibit B) to withdraw from the Collection Account and deposit in the Distribution Account, to the extent of the available funds held therein as Shared Principal Collections pursuant to Section 5.8, an amount sufficient to pay the Optional Amortization Amount on that Optional Amortization Date, and the Indenture Trustee, acting in accordance with such instructions, shall on such Business Day make such withdrawal and deposit.

(c)           Refinanced Optional Amortization.  On any Business Day in the Revolving Period or the Controlled Amortization Period, Transferor may, with the consent of each affected Series 2009-VFN Noteholder, cause Servicer to provide notice to the Indenture Trustee and all of the Series 2009-VFN Noteholders at least five Business Days prior to any Business Day (the “Refinancing Date”) stating its intention to cause the Series 2009-VFN Notes to be prepaid in full or in part on the Refinancing Date by causing all or a portion of the Collateral Amount to be conveyed to one or more Persons (who may be the Noteholders of a new Series issued substantially contemporaneously with such prepayment) for a cash purchase price in an amount equal to the sum of (i) the Collateral Amount (or the portion thereof that is being conveyed), plus (ii) accrued and unpaid interest on the Collateral Amount (or the portion thereof that is being conveyed) through the Refinancing Date, plus (iii) any accrued and unpaid Class A Non-Use Fees, Class M Non-Use Fees, Class A Additional Amounts and Class M Additional Amounts in respect of the Collateral Amount (or portion thereof that is being conveyed) through the Refinancing Date. In the case of any such conveyance, the purchase price shall be deposited in the Collection Account and shall be distributed to the applicable Series 2009-VFN Noteholders on a pro rata basis in accordance with the Class A Pro Rata Percentage, Class M Pro Rata Percentage, Class B Pro Rata Percentage and Class C Pro Rata Percentage and, with respect to the Class A Notes, based on the Class A Ownership Group Percentage for each Class A Ownership Group and with respect to the Class M Notes, based on the Class A Ownership Group Percentage for each Class M Ownership Group, on the Refinancing Date in accordance with the terms of this Indenture Supplement and the Indenture; provided that after giving effect to such conveyance and application of the purchase price (i) the Class M Principal Balance shall not be less than the Required Class M Principal Balance, (ii) the Class B Principal Balance shall not be less than the Required Class B Principal Balance, and (iii) the Class C Principal Balance shall not be less than the Required Class C Principal Balance.

(d)           Class M Incremental Fundings.  From time to time during the Revolving Period and prior to the Purchase Expiration Date, Transferor and Servicer may notify one or more Class M Administrative Agents that a Class M Incremental Funding will occur, subject to the conditions of the Class M Note Purchase Agreement, with respect to the related Class M Ownership Group(s) on the next or any subsequent Business Day by delivering a Notice of Incremental Funding (as defined in the Class M Note Purchase Agreement) executed by Transferor and Servicer to the Class M Administrative Agent for each such Class M Ownership Group, specifying the amount of such Class M Incremental Funding and the Business Day upon which such Class M Incremental Funding is to occur; provided that a Class M Incremental Funding shall not be requested from a Class M Administrative Agent for an Ownership Group that is a Non-Renewing Ownership Group if the Incremental Funding would occur on or after the Purchase Expiration Date (without giving effect to any requested extension of the Purchase Expiration to which the related Non-Renewing Ownership Group did not consent). The amount of Class M Incremental Funding allocated to each Class M Ownership Group, together with the amount of the Class A Incremental Funding allocated to the related Class A Ownership Group to be made on the same date, shall be a minimum amount of $1,000,000 or a higher integral multiple thereof for each Class M Ownership Group and the Related Class A Ownership Group, except that a Class M Incremental Funding may be requested in the entire remaining Class M Purchase Limit of the Related Class M Ownership Group. Upon any Class M Incremental Funding, the Class M Principal Balance, the Collateral Amount, the Note Principal Balance and the Allocation Percentage shall increase as provided herein.  For each Class M Incremental Funding, the Class M Principal Balance shall increase in an amount equal to the Class M Incremental Principal Balance.  The increase in the Class M Principal Balance shall be allocated to the Class M Notes held by the Class M Noteholders from which purchase prices were received in connection with the Class M Incremental Funding in proportion to the amount of such purchase prices received.

(e)           Class B Incremental Fundings.  From time to time during the Revolving Period, Transferor and Servicer may, to the extent permitted by the applicable Class B Note Purchase Agreement, notify the Class B Noteholders that a Class B Incremental Funding will occur, subject to the conditions, if any, of the applicable Class B Note Purchase Agreements, on any Business Day by delivering a Notice of Class B Incremental Funding (as defined in the applicable Class B Note Purchase Agreement) executed by Transferor and Servicer to the Class B Interest Holder, specifying the amount of such Class B Incremental Funding and the Business Day upon which such Incremental Funding is to occur (which shall fall at least three Business Days after the date of such Notice).  Upon any Class B Incremental Funding, the Class B Principal Balance, the Collateral Amount, the Note Principal Balance and the Allocation Percentage shall increase as provided herein.

(f)           Class C Incremental Fundings.  From time to time during the Revolving Period, Transferor and Servicer may, to the extent permitted by the Class C Note Purchase Agreement, notify the Class C Noteholders that a Class C Incremental Funding will occur, subject to the conditions, if any, of the Class C Note Purchase Agreement, on any Business Day by delivering a Notice of Class C Incremental Funding (as defined in the Class C Note Purchase Agreement)

executed by Transferor and Servicer to the Class C Noteholder, specifying the amount of such Class C Incremental Funding and the Business Day upon which such Class C Incremental Funding is to occur (which shall fall at least three Business Days after the date of such notice).  Upon any Class C Incremental Funding, the Class C Principal Balance, the Collateral Amount, the Note Principal Balance and the Allocation Percentage shall increase as provided herein.

ARTICLE V.

Rights of Series 2009-VFN Noteholders and Allocation and Application of Collections

Section 5.1                      Collections and Allocations

(a)           Allocations.  Finance Charge Collections, Principal Collections and Defaulted Receivables allocated to Series 2009-VFN pursuant to Article VIII of the Indenture shall be allocated and distributed as set forth in this Article.

(b)           Allocations to the Series 2009-VFN Noteholders.  The Servicer shall on the Date of Processing, allocate to the Series 2009-VFN Noteholders the following amounts as set forth below:

(i)           Allocations of Finance Charge Collections. The Servicer shall allocate to the Series 2009-VFN Noteholders an amount equal to the product of (A) the Allocation Percentage and (B) the aggregate Finance Charge Collections processed on such Date of Processing and shall deposit such amount into the Finance Charge Account, provided that, with respect to each Monthly Period falling in the Revolving Period (and with respect to that portion of each Monthly Period in the Controlled Amortization Period falling on or after the day on which Collections of Principal Receivables equal to the Controlled Amortization Amount have been allocated pursuant to clause 5.1(b)(ii)), so long as the Available Cash Collateral Amount is not less than the Required Cash Collateral Amount on such Date of Processing, Collections of Finance Charge Receivables shall be transferred into the Finance Charge Account only until such time as the aggregate amount so deposited equals the product of (x) 1.5 and (y) the sum (the “Target Amount”) of (A) the Monthly Interest for the related Distribution Date, (B) the Class A Non-Use Fee and Class M Non-Use Fee, if any, (C) the Class A Additional Amounts and the Class M Additional Amounts, if any, (D)  if Comenity Capital Bank is not the Servicer, the Noteholder Servicing Fee (and if Comenity Capital Bank is the Servicer, then amounts that otherwise would have been transferred into the Finance Charge Account pursuant to this clause (D) shall instead by returned to Comenity Capital Bank as payment of the Noteholder Servicing Fee), (E) any amount required to be deposited in the Cash Collateral Account on the related Transfer Date and (F) the sum of the Investor Default Amounts for the prior Monthly Period and any Investor Uncovered Dilution Amount for the prior Monthly Period; provided further, that, notwithstanding the preceding proviso, if on any Business Day the Servicer determines that the Target Amount for a Monthly Period exceeds the Target Amount for that Monthly Period as previously calculated by Servicer, then (x) Servicer shall (on the same Business Day) inform Transferor of such determination, and (y) within two Business Days of receiving such notice Transferor shall deposit into the Finance Charge Account funds in an amount equal to the amount of Collections of Finance Charge Receivables allocated to the Noteholders for that Monthly Period but not deposited into the Finance Charge Account due to the operation of the preceding proviso (but not in excess of the amount required so that the aggregate amount deposited for the subject Monthly Period equals the Target Amount); and provided, further, if on any Transfer Date the Transferor Amount is less than zero after giving effect to all transfers and deposits on that Transfer Date, Transferor shall, on that Transfer Date, deposit into the Principal Account funds in an amount equal to the amounts of Available Finance Charge Collections that are required to be treated as Available Principal Collections pursuant to clause 5.4(a)(viii) and (ix) but are not available from funds in the Finance Charge Account as a result of the operation of second preceding proviso.

With respect to any Monthly Period when deposits of Collections of Finance Charge Receivables into the Finance Charge Account are limited to deposits up to 1.5 times the Target Amount in accordance with clause (i) above, notwithstanding such limitation and notwithstanding the provisions of Section 8.4(a) of the Indenture: (1) Reallocated Principal Collections for the related Transfer Date shall be calculated as if the full amount of Finance Charge Collections allocated to the Noteholders during that Monthly Period had been deposited in the Finance Charge Account and applied on such Transfer Date in accordance with subsection 5.4(a); and (2) Collections of Finance Charge Receivables released to Transferor pursuant to such Section 5.1(b)(i) shall be deemed, for purposes of all calculations under this Indenture Supplement, to have been retained in the Finance Charge Account and applied to the items specified in subsections 5.4(a) to which such amounts would have been applied (and in the priority in which they would have been applied) had such amounts been available in the Finance Charge Account on such Transfer Date.  To avoid doubt, the calculations referred to in the preceding clause (2) include the calculations required by clause (b) of the definition of Collateral Amount and by the definition of Portfolio Yield.

(ii)           Allocations of Principal Collections.  The Servicer shall allocate to the Series 2009-VFN Noteholders the following amounts as set forth below:

(x)           Allocations During the Revolving Period.

(1)           During the Revolving Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing, shall be allocated to the Series 2009-VFN Noteholders and first, retained in the Principal Account to the extent necessary, to pay the Mandatory Limited Payment Amount on the related Distribution Date, second, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections for other Principal Sharing Series on the related Distribution Date, third, retained in the Principal Account, to the extent necessary, to pay any Optional Amortization Amount on the related Optional Amortization Date, fourth, deposited in the Excess Funding Account to the extent necessary so that the Transferor Amount is not less than the Minimum Transferor Amount and fifth, paid to the holders of the Transferor Interest.

(2)           With respect to each Monthly Period falling in the Revolving Period, to the extent that Collections of Principal Receivables allocated to the Series 2009-VFN Noteholders pursuant to this clause 5.1(b)(ii) are paid to Transferor, Transferor shall make an amount equal to the Reallocated Principal Collections for the related Transfer Date available on that Transfer Date for application in accordance with Section 5.6.

(y)           Allocations During the Controlled Amortization Period.  During the Controlled Amortization Period an amount equal to the product of the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing (the product for any such date is hereinafter referred to as a “Percentage Allocation”) shall be allocated to the Series 2009-VFN Noteholders and transferred to the Principal Account until applied as provided herein; provided, however, that if the sum of such Percentage Allocation and all preceding Percentage Allocations with respect to the same Monthly Period exceeds the Controlled Payment Amount during the Controlled Amortization Period for the related Distribution Date, then such excess shall not be treated as a Percentage Allocation and shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, second, retained in the Principal Account to pay any Optional Amortization Amount on the related Optional Amortization Date, third, deposited in the Excess Funding Account to the extent necessary so that the Transferor Amount is not less than the Minimum Transferor Amount and fourth, paid to the holders of the Transferor Interest.

(z)           Allocations During the Early Amortization Period.  During the Early Amortization Period, an amount equal to the product of  the Allocation Percentage and the aggregate amount of Principal Collections processed on such Date of Processing shall be allocated to the 2009-VFN Noteholders and transferred to the Principal Account until applied as provided herein; provided, however, that after the date on which an amount of such Principal Collections equal to the Note Principal Balance has been deposited into the Principal Account such amount shall be first, if any other Principal Sharing Series is outstanding and in its accumulation period or amortization period, retained in the Principal Account for application, to the extent necessary, as Shared Principal Collections to other Principal Sharing Series on the related Distribution Date, second deposited in the Excess Funding Account to the extent necessary so that the Transferor Amount is not less than the Minimum Transferor Amount and third paid to the holders of the Transferor Interest.

(c)           During any period when Servicer is permitted by Section 8.4 of the Indenture to make a single monthly deposit to the Collection Account, amounts allocated to the Noteholders pursuant to Sections 5.1(a) and (b) with respect to any Monthly Period need not be deposited into the Collection Account or any Series Account prior to the related Transfer Date, and, when so deposited, (x) may be deposited net of any amounts required to be distributed to Transferor and, if Comenity Capital Bank is Servicer, to Servicer, and (y) shall be deposited into the Finance Charge Account (in the case of Collections of Finance Charge Receivables) and the Principal Account (in the case of Collections of Principal Receivables (not including any Shared Principal Collections allocated to Series 2009-VFN pursuant to Section 8.5 of the Indenture)).

(d)           On any date, Servicer may direct the Indenture Trustee to withdraw from the Collection Account or any Series Account any amounts inadvertently deposited in such account that should have not been so deposited.

Section 5.2                      Determination of Monthly Interest.

(a)           Pursuant to the Class A Note Purchase Agreement, certain Class A Ownership Tranches may from time to time be divided into one or more subdivisions (each, as further specified in the Class A Note Purchase Agreement, a “Class A Funding Tranche”) which will accrue interest on different bases.  The amount of monthly interest (“Class A Monthly Interest”) distributable from the Distribution Account with respect to the Class A Notes on any Distribution Date shall be an amount equal to the aggregate amount of interest that accrued over that Distribution Period on each Class A Funding Tranche (plus the aggregate amount of interest that accrued over any prior Distribution Period on any Class A Funding Tranche and has not yet been paid, plus additional interest (to the extent permitted by law) on such overdue amounts at the weighted average interest rate applicable to the related Class A Ownership Tranche during that Distribution Period, and minus any overpayment of interest on the prior Distribution Date as a result of the estimation referred to below), all as determined by Servicer on the related Determination Date. For purposes of such determination, Servicer shall rely upon information provided by the various Class A Administrative Agents pursuant to the Class A Note Purchase Agreement including estimates of the interest to accrue on any Class A Funding Tranche through the related Distribution Date. The interest accrued on any Class A Ownership Tranche (or related Class A Funding Tranche) for any Distribution Period shall be determined using the applicable Class A Tranche Rate and shall equal the product of (x) the Weighted Average Class A Principal Balance for that Class A Ownership Tranche (or Class A Funding Tranche), (y) the applicable Class A Tranche Rate and (z) the applicable Day Count Fraction.

(b)           Pursuant to the Class M Note Purchase Agreement, certain Class M Ownership Tranches may from time to time be divided into one or more subdivisions (each, as further specified in the Class M Note Purchase Agreement, a “Class M Funding Tranche”) which will accrue interest on different bases.  The amount of monthly interest (“Class M Monthly Interest”) distributable from the Distribution Account with respect to the Class M Notes on any Distribution Date shall be an amount equal to the aggregate amount of interest that accrued over that Distribution Period on each Class M Funding Tranche (plus the aggregate amount of interest that accrued over any prior Distribution Period on any Class M Funding Tranche and has not yet been paid, plus additional interest (to the extent permitted by law) on such overdue amounts at the weighted average interest rate applicable to the related Class M Ownership Tranche during that Distribution Period, and minus any overpayment of interest on the prior Distribution Date as a result of the estimation referred to below), all as determined by Servicer on the related Determination Date. For purposes of such determination, Servicer shall rely upon information provided by the various Class M Administrative Agents pursuant to the Class M Note Purchase Agreement including estimates of the interest to accrue on any Class M Funding Tranche through the related Distribution Date. The interest accrued on any Class M Ownership Tranche (or related Class M Funding Tranche) for any Distribution Period shall be determined using the applicable Class M Tranche Rate and shall equal the product of (x) the Weighted Average Class M Principal Balance for that Class M Ownership Tranche (or Class M Funding Tranche), (y) the applicable Class M Tranche Rate and (z) the applicable Day Count Fraction.

(c)           The amount of monthly interest (“Class B Monthly Interest”) distributable from the Distribution Account with respect to the Class B Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Distribution Period and the denominator of which is 360, times (B) the Class B Note Interest Rate in effect with respect to the related Distribution Period and (ii) the average Class B Principal Balance outstanding during the preceding Monthly Period.

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class B Deficiency Amount”), of (x) the aggregate amount accrued pursuant to this subsection 5.2(c) as of the prior Distribution Date over (y) the amount of funds actually transferred from the Distribution Account for payment of such amount.  If the Class B Deficiency Amount for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class B Deficiency Amount is fully paid, an additional amount (“Class B Additional Interest”) equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Distribution Period and the denominator of which is 360, times (B) the Class B Note Interest Rate in effect with respect to the related Distribution Period and (ii) such Class B Deficiency Amount (or the portion thereof which has not been paid to the Class B Noteholders) shall be payable as provided herein with respect to the Class B Notes.  Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Noteholders only to the extent permitted by applicable law.

(d)           The amount of monthly interest (“Class C Monthly Interest”) distributable from the Distribution Account with respect to the Class C Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Distribution Period and the denominator of which is 360, times (B) the Class C Note Interest Rate in effect with respect to the related Distribution Period and (ii) the average Class C Principal Balance outstanding during the preceding Monthly Period.

On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the “Class C Deficiency Amount”), of (x) the aggregate amount accrued pursuant to this subsection 5.2(d) as of the prior Distribution Date over (y) the amount of funds actually transferred from the Distribution Account for payment of such amount.  If the Class C Deficiency Amount for any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class C Deficiency Amount is fully paid, an additional amount (“Class C Additional Interest”) equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Distribution Period and the denominator of which is

360, times (B) the Class C Note Interest Rate in effect with respect to the related Distribution Period and (ii) such Class C Deficiency Amount (or the portion thereof which has not been paid to the Class C Noteholders) shall be payable as provided herein with respect to the Class C Notes.  Notwithstanding anything to the contrary herein, Class C Additional Interest shall be payable or distributed to the Class C Noteholders only to the extent permitted by applicable law.

(e)           If any distribution of principal is made with respect to any Class A Funding Tranche funded through the issuance of commercial paper notes or accruing interest based on LIBOR other than on (i) the day on which the related funding source, to the extent subject to a contracted maturity date, matures or (ii) a Distribution Date, or if the Class A Principal Balance of any Class A Ownership Tranche is reduced by an Optional Amortization Amount in an amount greater than the amount (if any) specified in the Class A Note Purchase Agreement with respect to that Class A Ownership Tranche without the applicable number (as specified in the Class A Note Purchase Agreement) of Business Days’ prior notice to the affected Series 2009-VFN Noteholder, and in either case (i) the interest paid by the Class A Noteholder holding that Class A Funding Tranche to providers of funds to it to fund that Class A Funding Tranche exceeds (ii) returns earned by that Class A Noteholder through the related Distribution Date (or, if earlier, the maturity date for the related funding source) by redeployment of such funds in highly rated short-term money market instruments, then, upon written notice (which notice shall be signed by an officer of that Class A Noteholder with knowledge of and responsibility for such matters and shall set forth in reasonable detail the basis for requesting the amounts) from such Class A Noteholder to Servicer, such Class A Noteholder shall be entitled to receive additional amounts in the amount of such excess (each, a “Class A Breakage Payment”) on the Distribution Date on or after the date such distribution of principal is made with respect to that Class A Funding Tranche, so long as such written notice is received not later than noon, New York City time, on the Transfer Date related to such Distribution Date. For purposes of calculations under this paragraph, any payment received by a Class A Noteholder later than noon, New York City time, on any day shall be deemed to have been received on the next day.

(f)           If any distribution of principal is made with respect to any Class M Funding Tranche funded through the issuance of commercial paper notes or accruing interest based on LIBOR other than on (i) the day on which the related funding source, to the extent subject to a contracted maturity date, matures or (ii) a Distribution Date, or if the Class M Principal Balance of any Class M Ownership Tranche is reduced by an Optional Amortization Amount in an amount greater than the amount (if any) specified in the Class M Note Purchase Agreement with respect to that Class M Ownership Tranche without the applicable number (as specified in the Class M Note Purchase Agreement) of Business Days’ prior notice to the affected Series 2009-VFN Noteholder, and in either case (i) the interest paid by the Class M Noteholder holding that Class M Funding Tranche to providers of funds to it to fund that Class M Funding Tranche exceeds (ii) returns earned by that Class M Noteholder through the related Distribution Date (or, if earlier, the maturity date for the related funding source) by redeployment of such funds in highly rated short-term money market instruments, then, upon written notice (which notice shall be signed by an officer of that Class M Noteholder with knowledge of and responsibility for such matters and shall set forth in reasonable detail the basis for requesting the amounts) from such Class M Noteholder to Servicer, such Class M Noteholder shall be entitled to receive additional amounts in the amount of such excess (each, a “Class M Breakage Payment”) on the Distribution Date on or after the date such distribution of principal is made with respect to that Class M

Funding Tranche, so long as such written notice is received not later than noon, New York City time, on the Transfer Date related to such Distribution Date. For purposes of calculations under this paragraph, any payment received by a Class M Noteholder later than noon, New York City time, on any day shall be deemed to have been received on the next day.

Section 5.3                      Determination of Class A Monthly Principal, Class M Monthly Principal, Class B Monthly Principal and Class C Monthly Principal.

(a)           The amount of monthly principal (the “Class A Monthly Principal”) to be transferred from the Principal Account with respect to the Class A Notes (i) on each Transfer Date, beginning with the Transfer Date in the Monthly Period following the Monthly Period in which the Controlled Amortization Period begins (unless an Early Amortization Period shall have commenced prior to the end of the Monthly Period immediately preceding such Transfer Date), shall be equal to the least of (w) the Class A Pro Rata Percentage of the Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (x) the Class A Pro Rata Percentage of the Controlled Payment Amount for such Transfer Date, (y) the Collateral Amount (after taking into account any adjustments to be made on such Transfer Date and the related Distribution Date pursuant to Sections 5.5 and 5.6), and (z) the Class A Principal Balance, (ii) on each Transfer Date, beginning with the Transfer Date in the Monthly Period following the Monthly Period in which the Early Amortization Period begins, shall be equal to the least of (x) the Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (y) the Collateral Amount (after taking into account any adjustments to be made on such Transfer Date and the related Distribution Date pursuant to Sections 5.5 and 5.6), and (z) the Class A Principal Balance and (iii) on each Transfer Date, beginning with the Transfer Date in the Monthly Period following the Monthly Period in which the Mandatory Limited Amortization Period begins and ending on the Transfer Date in the Monthly Period in which the Controlled Amortization Period begins (unless an Early Amortization Period shall have commenced prior to the end of the Monthly Period immediately preceding such Transfer Date), shall be equal to the least of (x) the Class A Senior Percentage of the Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (y) prior to the Non-Renewing Purchaser Scheduled Distribution Date, the Class A Senior Percentage of the Mandatory Limited Payment Amount for such Transfer Date, and (z) the Non-Renewing Purchaser Class A Principal Balance.

(b)           The amount of monthly principal (the “Class M Monthly Principal”) to be transferred from the Principal Account with respect to the Class M Notes (i) on each Transfer Date, beginning with the Transfer Date in the Monthly Period following the Monthly Period in which the Controlled Amortization Period begins (unless an Early Amortization Period shall have commenced prior to the end of the Monthly Period immediately preceding such Transfer Date), shall be equal to the least of (w) the Class M Pro Rata Percentage of the Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (x) the Class M Pro Rata Percentage of the Controlled Payment Amount for such Transfer Date, (y) the Collateral Amount (after taking into account any adjustments to be made on such Transfer Date and the related Distribution Date pursuant to Sections 5.5 and 5.6 and the payment of Class A Monthly Principal), and (z) the Class M Principal Balance, (ii) on each Transfer Date, beginning with the Transfer Date in the Monthly Period following the Monthly Period in which the Early Amortization Period begins, shall be equal to the least of (x) the excess of the

Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date over the portion of such Available Principal Collections applied to Class A Monthly Principal on such Transfer Date, (y) the Collateral Amount (after taking into account any adjustments to be made on such Transfer Date and the related Distribution Date pursuant to Sections 5.5 and 5.6 and the payment of the Class A Monthly Principal), and (z) the Class M Principal Balance and (iii) on each Transfer Date, beginning with the Transfer Date in the Monthly Period following the Monthly Period in which the Mandatory Limited Amortization Period and ending on the Transfer Date in the Monthly Period in which the Controlled Amortization Period begins (unless an Early Amortization Period shall have commenced prior to the end of the Monthly Period immediately preceding such Transfer Date), shall be equal to the least of (x) the Class M Senior Percentage of the Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (y) prior to the Non-Renewing Purchaser Scheduled Distribution Date, the Class M Percentage of the Mandatory Limited Payment Amount for such Transfer Date, and (z) the Non-Renewing Purchaser Class M Principal Balance.

(c)           The amount of monthly principal (the “Class B Monthly Principal”) to be transferred from the Principal Account with respect to the Class B Notes (i) on each Transfer Date, beginning with the Transfer Date in the Monthly Period following the Monthly Period in which the Controlled Amortization Period begins (unless an Early Amortization Period shall have commenced prior to the end of the Monthly Period immediately preceding such Transfer Date), shall be equal to the least of (w) the Class B Pro Rata Percentage of the Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (x) the Class B Pro Rata Percentage of the Controlled Payment Amount for such Transfer Date, (y) the Collateral Amount (after taking into account any adjustments to be made on such Transfer Date and the related Distribution Date pursuant to Sections 5.5 and 5.6 and the payment of Class A Monthly Principal and Class M Monthly Principal), and (z) the Class B Principal Balance, and (ii) on each Transfer Date, beginning with the Transfer Date in the Monthly Period following the Monthly Period in which the Early Amortization Period begins, shall be equal to the least of (x) the excess of the Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date over the portion of such Available Principal Collections applied to Class A Monthly Principal and Class M Monthly Principal on such Transfer Date, (y) the Collateral Amount (after taking into account any adjustments to be made on such Transfer Date and the related Distribution Date pursuant to Sections 5.5 and 5.6 and the payment of Class A Monthly Principal and Class M Monthly Principal), and (z) the Class B Principal Balance.

(d)           The amount of monthly principal (the “Class C Monthly Principal”) to be transferred from the Principal Account with respect to the Class C Notes (i) on each Transfer Date, beginning with the Transfer Date in the Monthly Period following the Monthly Period in which the Controlled Amortization Period begins (unless an Early Amortization Period shall have commenced prior to the end of the Monthly Period immediately preceding such Transfer Date) shall be equal to the least of (w) the Class C Pro Rata Percentage of the Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (x) the Class C Pro Rata Percentage of the Controlled Payment Amount for such Transfer Date, (y) the Collateral Amount (after taking into account any adjustments to be made on such Transfer Date and the related Distribution Date pursuant to Sections 5.5 and 5.6 and the payment of Class A

Monthly Principal, Class M Monthly Principal and Class B Monthly Principal), and (z) the Class C Principal Balance, and (ii) on each Transfer Date, beginning with the Transfer Date in the Monthly Period following the Monthly Period in which the Early Amortization Period begins, shall be equal to the least of (x) the excess of the Available Principal Collections on deposit in the Principal Account with respect to such Transfer Date over the portion of such Available Principal Collections applied to Class A Monthly Principal, Class M Monthly Principal and Class B Monthly Principal, (y) the Collateral Amount (after taking into account any adjustments to be made on such Transfer Date and the related Distribution Date pursuant to Sections 5.5 and 5.6 and the payment of Class A Monthly Principal, Class M Monthly Principal and Class B Monthly Principal), and (z) the Class C Principal Balance.

Section 5.4                      Application of Available Finance Charge Collections and Available Principal Collections.  On or before each Transfer Date, the Servicer shall instruct the Indenture Trustee in writing (which writing shall be substantially in the form of Exhibit B) to withdraw and the Indenture Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date or related Distribution Date, as applicable, to the extent of available funds, the amount required to be withdrawn from the Finance Charge Account, the Principal Account, the Principal Funding Account and the Distribution Account as follows:

(a)           On each Transfer Date, an amount equal to the Available Finance Charge Collections with respect to the related Distribution Date will be distributed or deposited in the following priority:

(i)           an amount equal to the unpaid Class A Monthly Interest for such Distribution Date shall be deposited by Servicer or the Indenture Trustee into the Distribution Account for distribution to the Class A Noteholders in accordance with Section 6.2;

(ii)           an amount equal to the unpaid Class A Non-Use Fee, if any, not paid by the Transferor pursuant to the Class A Note Purchase Agreement for the related Distribution Period plus any Class A Non-Use Fee due but not paid to the Class A Noteholders on any prior Distribution Date and an amount equal to the Class A Additional Amounts, if any, for the related Distribution Period plus any Class A Additional Amounts due but not paid to the Class A Noteholders on any prior Distribution Date shall be deposited by Servicer or the Indenture Trustee into the Distribution Account for distribution to the Class A Noteholders in accordance with Section 6.2; provided, that the amounts distributed pursuant to this clause 5.4(a)(ii) shall not exceed 0.50% of the Weighted Average Collateral Amount over the Distribution Period;

(iii)           an amount equal to the Noteholder Servicing Fee for such Transfer Date, plus the amount of any Noteholder Servicing Fee previously due but not distributed to the Servicer on a prior Transfer Date, shall be distributed to the Servicer;

(iv)           an amount equal to the unpaid Class M Monthly Interest for such Distribution Date shall be deposited by Servicer or the Indenture Trustee into the

Distribution Account for distribution to the Class M Noteholders in accordance with Section 6.2;

(v)           an amount equal to the unpaid Class M Non-Use Fee, if any, not paid by the Transferor pursuant to the Class M Note Purchase Agreement for the related Distribution Period plus any Class M Non-Use Fee due but not paid to the Class M Noteholders on any prior Distribution Date and an amount equal to the Class M Additional Amounts, if any, for the related Distribution Period plus any Class M Additional Amounts due but not paid to the Class M Noteholders on any prior Distribution Date shall be deposited by Servicer or the Indenture Trustee into the Distribution Account for distribution to the Class M Noteholders in accordance with Section 6.2; provided, that the amounts distributed pursuant to this clause 5.4(a)(v) shall not exceed 0.50% of the Weighted Average Collateral Amount over the Distribution Period;

(vi)           an amount equal to Class B Monthly Interest for such Distribution Date, plus any Class B Deficiency Amount, plus the amount of any Class B Additional Interest for such Distribution Date, plus the amount of any Class B Additional Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date shall be deposited by the Servicer or Indenture Trustee into the Distribution Account;

(vii)           an amount equal to Class C Monthly Interest for such Distribution Date, plus any Class C Deficiency Amount, plus the amount of any Class C Additional Interest for such Distribution Date, plus the amount of any Class C Additional Interest previously due but not distributed to Class C Noteholders on a prior Distribution Date shall be deposited by the Servicer or Indenture Trustee into the Distribution Account;

(viii)           an amount equal to the Aggregate Investor Default Amount and any Investor Uncovered Dilution Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date and, during the Controlled Amortization Period or the Early Amortization Period, deposited into the Principal Account on the related Transfer Date to the extent needed to pay Monthly Principal on the related Distribution Date;

(ix)           an amount equal to the sum of the aggregate amount of Investor Charge-Offs and the amount of Reallocated Principal Collections which have not been previously reimbursed pursuant to this clause (ix) shall be treated as a portion of Available Principal Collections for such Distribution Date and, during the Controlled Amortization Period or the Early Amortization Period, deposited into the Principal Account on the related Transfer Date to the extent needed to pay Monthly Principal on the related Distribution Date;

(x)           an amount equal to the excess, if any, of the Required Cash Collateral Amount over the Available Cash Collateral Amount shall be deposited into the Cash Collateral Account;

(xi)           any amounts not distributed pursuant to clause 5.4(a)(ii) because of the proviso in such clause shall be withdrawn from the Finance Charge Account and deposited into the Distribution Account for distribution to the Class A Noteholders;

(xii)           any amounts not distributed pursuant to clause 5.4(a)(v) because of the proviso in such clause shall be withdrawn from the Finance Charge Account and deposited into the Distribution Account for distribution to the Class M Noteholders; and

(xiii)           the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Distribution Date.

(b)           During the Revolving Period, an amount equal to the Available Principal Collections for the related Monthly Period will be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture; provided, however, during any Mandatory Limited Amortization Period and on the Non-Renewing Purchaser Scheduled Distribution Date, an amount equal to  the Available Principal Collections for the related Monthly Period shall be distributed or deposited in the following order of priority:

(i)           an amount equal to the Class A Monthly Principal shall be deposited into the Distribution Account on such Transfer Date for payment to the Class A Noteholders in each Class A Ownership Group that is a Non-Renewing Ownership Group, on a pro rata basis, until the Non-Renewing Purchaser Class A Principal Balance has been reduced to zero;

(ii)           an amount equal to the Class M Monthly Principal shall be deposited into the Distribution Account on such Transfer Date for payment to the Class M Noteholders in each  Class M Ownership Group that is a Non-Renewing Ownership Group, on a pro rata basis, until the Non-Renewing Purchaser Class M Principal Balance has been reduced to zero; and

(iii)           the balance shall be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture.

(c)           On each Transfer Date following any Monthly Period during the Controlled Amortization Period or the Early Amortization Period, an amount equal to the Available Principal Collections for the related Monthly Period shall be distributed or deposited in the following order of priority:

(i)           an amount equal to the Class A Monthly Principal for such Transfer Date shall be deposited into the Distribution Account on such Transfer Date and on each subsequent Transfer Date for payment to the Class A Noteholders on the related Distribution Date until the Class A Principal Balance has been paid in full;

(ii)           an amount equal to the Class M Monthly Principal for such Transfer Date shall be deposited into the Distribution Account on such Transfer Date and on each subsequent Transfer Date for payment to the Class M Noteholders on the related Distribution Date until the Class M Principal Balance has been paid in full;

(iii)           an amount equal to the Class B Monthly Principal for such Transfer Date shall be deposited into the Distribution Account on such Transfer Date and on each subsequent Transfer Date for payment to the Class B Noteholders on the related Distribution Date until the Class B Principal Balance has been paid in full;

(iv)           an amount equal to the Class C Monthly Principal, if any, shall be deposited into the Distribution Account on such Transfer Date and on each subsequent Transfer Date for payment to the Class C Noteholders on the related Distribution Date until the Class C Principal Balance has been paid in full; and

(v)           the balance shall be treated as Shared Principal Collections and applied in accordance with Section 8.5 of the Indenture.

(d)           On each Distribution Date, the Indenture Trustee shall pay in accordance with Section 6.2 to the Class A Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to clauses 5.4(a)(i), (ii) and (xi) on the preceding Transfer Date, to the Class M Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to clauses 5.4(a)(iv),(v) and (xii) on the preceding Transfer Date, to the Class B Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to clauses 5.4(a)(vi) on the preceding Transfer Date and to the Class C Noteholders from the Distribution Account, the amount deposited into the Distribution Account pursuant to clause 5.4(a)(vii).

(e)           Notwithstanding anything to the contrary contained in this Section 5.4, on the date hereof, accrued interest on the Class A Note and Class M Note held by Deutsche Bank AG, New York Branch shall be payable to Deutsche Bank AG, New York Branch, as Class A Administrative Agent and Class M Administrative Agent, respectively.  The Servicer shall instruct the Indenture Trustee to withdraw funds from the Finance Charge Account on the date hereof in an amount equal to all interest accrued on the Class A Note and Class M Note held by Deutsche Bank AG, New York Branch through (but excluding) the date hereof and to pay such amount to Deutsche Bank AG, New York Branch.

Section 5.5                      Investor Charge-Offs.  On each Determination Date, the Servicer shall calculate the Aggregate Investor Default Amount and any Investor Uncovered Dilution Amount for the related Distribution Date.  If, on any Distribution Date, the sum of the Aggregate Investor Default Amount and any Investor Uncovered Dilution Amount for such Distribution Date exceeds the sum of the amount of Available Finance Charge Collections and the amount withdrawn from the Cash Collateral Account allocated with respect thereto pursuant to 5.10(c) with respect to such Distribution Date, the Collateral Amount will be reduced (but not below zero) by the amount of such excess (such reduction, an “Investor Charge-Off”).

Section 5.6                      Reallocated Principal Collections.  On each Transfer Date, the Servicer shall apply, or shall instruct the Indenture Trustee in writing to apply, Investor Principal Collections with respect to that Transfer Date, to fund any deficiency pursuant to and in the priority set forth in clauses 5.4(a)(i) through (vi) after giving effect to any withdrawal from the Cash Collateral Account to cover such payments.  On each Transfer Date, the Collateral Amount shall be reduced by the amount of Reallocated Principal Collections for such Transfer Date.

Section 5.7                      Excess Finance Charge Collections.  Series 2009-VFN shall be an Excess Allocation Series with respect to Group One only.  Subject to Section 8.6 of the Indenture, Excess Finance Charge Collections with respect to the Excess Allocation Series in Group One for any Transfer Date will be allocated to Series 2009-VFN in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections with respect to all the Excess Allocation Series in Group One for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2009-VFN for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Allocation Series in Group One for such Distribution Date.  The “Finance Charge Shortfall” for Series 2009-VFN for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to clauses 5.4(a)(i) through (xii) on such Distribution Date over (b) the Available Finance Charge Collections with respect to such Distribution Date (excluding any portion thereof attributable to Excess Finance Charge Collections).

Section 5.8                      Shared Principal Collections.  Subject to Section 8.5 of the Indenture, Shared Principal Collections allocable to Series 2009-VFN on any Transfer Date shall equal the product of (i) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Transfer Date and (ii) a fraction, the numerator of which is the Principal Shortfall for Series 2009-VFN for such Transfer Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Transfer Date.  The “Principal Shortfall” for Series 2009-VFN for any Transfer Date shall equal, the excess, if any, of the sum, without duplication, of any Mandatory Limited Payment Amount, Optional Amortization Amounts, Class A Monthly Principal, Class M Monthly Principal, Class B Monthly Principal and Class C Monthly Principal with respect to such Transfer Date over the amount of Available Principal Collections for such Transfer Date (excluding any portion thereof attributable to Shared Principal Collections).

Section 5.9                      Certain Series Accounts.

(a)           The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Noteholders, three segregated trust accounts with such Eligible Institution (the “Finance Charge Account”, the “Principal Account” and the “Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2009-VFN Noteholders.  The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Finance Charge Account, the Principal Account and the Distribution Account and in all proceeds thereof.  The Finance Charge Account, the Principal Account and the Distribution Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2009-VFN Noteholders.  If at any time the institution holding the Finance Charge Account, the Principal Account and the Distribution Account ceases to be an Eligible Institution, the Transferor shall notify the Indenture Trustee in writing, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Finance Charge Account, a new Principal Account and a new Distribution Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Finance Charge Account, new Principal Account and new Distribution Account.  The Indenture Trustee, at the written direction of the Servicer, shall make withdrawals from the Finance Charge Account, the Principal Account and the Distribution Account from time to time, in the amounts and for the purposes set forth in this Indenture Supplement.  Indenture Trustee at all times shall maintain accurate records reflecting each transaction in the Finance Charge Account, the Principal Account and the Distribution Account.

(b)           Funds on deposit in the Finance Charge Account, the Principal Account and the Distribution Account, from time to time shall be invested and reinvested at the direction of the Servicer by the Indenture Trustee in Eligible Investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.  The Servicer shall give a written standing instruction for such investments, and amounts in such accounts will not be invested if the Servicer fails to give such instructions to the Indenture Trustee.

(c)           Section 6.14 of the Indenture shall apply to the Series Accounts.

Section 5.10                      Cash Collateral Account.

(a)           The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Series 2009-VFN Noteholders, a segregated trust account (the “Cash Collateral Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2009-VFN Noteholders.  The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Cash Collateral Account and in all proceeds thereof.  The Cash Collateral Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series 2009-VFN Noteholders.  If at any time the institution holding the Cash Collateral Account ceases to be an Eligible Institution, the Transferor shall notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within ten (10) Business Days, establish a new Cash Collateral Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Cash Collateral Account.

(b)           Funds on deposit in the Cash Collateral Account shall be invested at the written direction of the Servicer by the Indenture Trustee in Eligible Investments.  The Servicer shall give a written standing instruction for such investments, and amounts in such account will not be invested if the Servicer fails to give such instructions to the Indenture Trustee.  Funds on deposit in the Cash Collateral Account on any Transfer Date, after giving effect to any withdrawals from the Cash Collateral Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Cash Collateral Account shall be retained in the Cash Collateral Account (to the extent that the Available Cash Collateral Account Amount is less than the Required Cash Collateral Account Amount) and the balance, if any, shall be deposited into the Finance Charge Account and included in Available Finance Charge Collections for such Transfer Date.  For purposes of determining the availability of funds or the balance in the Cash Collateral Account for any reason under this Indenture Supplement, except as otherwise provided in the preceding sentence, interest and earnings on such funds shall be deemed not to be available or on deposit.

(c)           On each Determination Date, Servicer shall calculate the amount (the “Required Draw Amount”) by which the sum of the amounts required to be distributed pursuant to clauses 5.4(a)(i) through (viii) with respect to the related Transfer Date exceeds the amount of Available Finance Charge Collections with respect to the related Monthly Period.  If the Required Draw Amount for any Transfer Date is greater than zero, Servicer shall give written notice to the Indenture Trustee of such positive Required Draw Amount on the related Determination Date.  On the related Transfer Date, the Required Draw Amount, if any, up to the Available Cash Collateral Amount, the Servicer shall direct the Indenture Trustee in writing to withdraw from the Cash Collateral Account and distributed to fund any deficiency pursuant to clauses 5.4(a)(i) through (viii) (in the order of priority set forth in subsection 5.4(a)).

(d)           If, after giving effect to all deposits to and withdrawals from the Cash Collateral Account with respect to any Transfer Date, the amount on deposit in the Cash Collateral Account exceeds the Required Cash Collateral Amount, the Indenture Trustee acting in accordance with the instructions of the Servicer, shall withdraw an amount equal to such excess from the Cash Collateral Account and distribute such amounts remaining after application pursuant to subsection 5.10(c) to the Transferor.

Section 5.11                      Investment Instructions.  Any investment instructions required to be given to the Indenture Trustee pursuant to the terms hereof must be given in the form of a written standing instruction to the Indenture Trustee no later than 11:00 a.m., New York City time, on the date such investment is to be made.  In the event the Indenture Trustee receives such investment instruction later than such time, the Indenture Trustee may, but shall have no obligation to, make such investment.  In the event the Indenture Trustee is unable to make an investment required in an investment instruction received by the Indenture Trustee after 11:00 a.m., New York City time, on such day, such investment shall be made by the Indenture Trustee on the next succeeding Business Day.  In no event shall the Indenture Trustee be liable for any investment not made pursuant to investment instructions received after 11:00 a.m., New York City time, on the day such investment is requested to be made.  If investment instructions are not given with respect to funds in any Accounts, such funds shall remain uninvested until instructions are delivered to the Indenture Trustee in accordance with the terms hereof.

Section 5.12                      Determination of LIBOR.

(a)           On each LIBOR Determination Date in respect of a Distribution Period, the Indenture Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars for a period of the Designated Maturity which appears on the Designated LIBOR Page as of 11:00 a.m., London time, on such date.  If such rate does not appear on the Designated LIBOR Page, the rate for that Distribution Period Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period of the Designated Maturity.  The Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate.  If at least two (2) such quotations are provided, the rate for that Distribution Period shall be the arithmetic mean of the quotations.  If fewer than two (2) quotations are provided as requested, the rate for that Distribution Period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period of the Designated Maturity.  LIBOR for the first Distribution Period will be determined by straight-line interpolation, based on the actual number of days in such Distribution Period from the date of the initial Class A Incremental Funding to but excluding November 16, 2009, between two rates determined in accordance with the preceding paragraph, one of which will be determined for a maturity of one month and one of which will be determined for a maturity of two months.

(b)           LIBOR that may be applicable to the then current and the immediately preceding Distribution Periods may be obtained by telephoning the Indenture Trustee at its corporate trust office at (800) 934-6802 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Series 2009-VFN Noteholder from time to time.

(c)           On each LIBOR Determination Date, the Indenture Trustee shall send to the Servicer by facsimile transmission or electronic mail, notification of LIBOR for the following Distribution Period.

ARTICLE VI.

Delivery of Series 2009-VFN Notes; Distributions; Reports to Series 2009-VFN Noteholders

Section 6.1                      Delivery and Payment for the Series 2009-VFN Notes.  The Issuer shall execute and issue, and the Indenture Trustee shall authenticate, the Series 2009-VFN Notes in accordance with Section 2.3 of the Indenture.  The Indenture Trustee shall deliver the Series 2009-VFN Notes to or upon the written order of the Trust when so authenticated.

Section 6.2                      Distributions.

(a)           On each Distribution Date, the Indenture Trustee shall distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class A Noteholder’s portion (determined in accordance with Article V) of the amounts on deposit in the Distribution Account that are allocated and available on such Distribution Date and as are payable to the Class A Noteholders pursuant to this Indenture Supplement.

(b)           On each Distribution Date, the Indenture Trustee shall distribute to each Class M Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class M Noteholder’s portion (determined in accordance with Article V) of the amounts on deposit in the Distribution Account that are allocated and available on such Distribution Date and as are payable to the Class M Noteholders pursuant to this Indenture Supplement.

(c)           On each Distribution Date, the Indenture Trustee shall distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class B Noteholder’s pro rata share of the amounts on deposit in the Distribution

Account that are allocated and available on such Distribution Date and as are payable to the Class B Noteholders pursuant to this Indenture Supplement.

(d)           On each Distribution Date, the Indenture Trustee shall distribute to each Class C Noteholder of record on the related Record Date (other than as provided in Section 11.2 of the Indenture) such Class C Noteholder’s pro rata share of the amounts on deposit in the Distribution Account that are allocated and available on such Distribution Date and as are payable to the Class C Noteholders pursuant to this Indenture Supplement.

(e)           On each Distribution Date, if a shortfall in the amount of Available Finance Charge Collections available for distribution in accordance with any payment priority in clauses 5.4(a)(i), (ii) and (xi) exists, the Available Finance Charge Collections for such payment priority shall be allocated (a) ratably to each Class A Ownership Group based on its respective Class A Ownership Group Percentage and (b) any Available Finance Charge Collections allocated pursuant to clause (a) to any Class A Ownership Group in excess of the amount owed to such Class A Ownership Group for the related payment priority shall be reallocated to each Class A Ownership Group that has a remaining shortfall in the Available Finance Charge Collections allocated to it pursuant to clause (a) in order to cover the amount owed to such Class A Ownership Group for the related payment priority, which reallocation shall be made ratably in accordance with the portion of the Note Principal Balances of all remaining Class A Ownership Groups represented by the Note Principal Balance of each such remaining Class A Ownership Group.

(f)           On each Distribution Date, if a shortfall in the amount of Available Finance Charge Collections available for distribution in accordance with any payment priority in clauses 5.4(a)(iv), (v) and (xii) exists, the Available Finance Charge Collections for such payment priority shall be allocated (a) ratably to each Class M Ownership Group based on its respective Class M Ownership Group Percentage and (b) any Available Finance Charge Collections allocated pursuant to clause (a) to any Class M Ownership Group in excess of the amount owed to such Class M Ownership Group for the related payment priority shall be reallocated to each Class M Ownership Group that has a remaining shortfall in the Available Finance Charge Collections allocated to it pursuant to clause (a) in order to cover the amount owed to such Class M Ownership Group for the related payment priority, which reallocation shall be made ratably in accordance with the portion of the Note Principal Balances of all remaining Class M Ownership Groups represented by the Note Principal Balance of each such remaining Class M Ownership Group.

(g)           The distributions to be made pursuant to this Section 6.2 are subject to the provisions of Sections 2.6, 6.1 and 7.1 of the Transfer and Servicing Agreement, Section 11.2 of the Indenture and Section 7.1 of this Indenture Supplement.

(h)           All payments set forth herein shall be made by wire transfer of immediately available funds, provided that the Paying Agent, not less than five Business Days prior to the Record Date relating to the first distribution to such Series 2009-VFN Noteholder, has been furnished with appropriate wiring instructions in writing.

Section 6.3                      Reports and Statements to Series 2009-VFN Noteholders.

(a)           On each Distribution Date, the Indenture Trustee shall make available to each Series 2009-VFN Noteholder via its website (www.usbank.com/abs) a statement substantially in the form of Exhibit C prepared by the Servicer.

(b)           Not later than the second Business Day preceding each Distribution Date, the Servicer shall deliver to the Owner Trustee and the Indenture Trustee (i) a statement substantially in the form of Exhibit B prepared by the Servicer and (ii)  a certificate of an Authorized Officer substantially in the form of Exhibit D; provided that the Servicer may amend the form of Exhibit B from time to time, with the prior written consent of the Indenture Trustee.

(c)           A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 2009-VFN Noteholder by a request in writing to the Servicer.

(d)           On or before January 31 of each calendar year, beginning with January 31, 2010, the Indenture Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2009-VFN Noteholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2009-VFN Noteholders, as set forth in paragraph (a) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2009-VFN Noteholder, together with other information as is required to be provided by an issuer of indebtedness under the Code.

ARTICLE VII.

Series 2009-VFN Early Amortization Events

Section 7.1                      Series 2009-VFN Early Amortization Events.  If any one of the following events shall occur with respect to the Series 2009-VFN Notes:

(a)           failure on the part of Transferor or the Issuer (i) to make any payment or deposit required to be made by it by the terms of the Transfer and Servicing Agreement, the Class A Note Purchase Agreement, the Class M Note Purchase Agreement, the Indenture or this Indenture Supplement on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform in any material respect any other of its covenants or agreements set forth in the Transfer and Servicing Agreement, the Class A Note Purchase Agreement, the Class M Note Purchase Agreement, the Indenture or this Indenture Supplement, which failure has a material adverse effect on the Series 2009-VFN Noteholders and which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Series 2009-VFN Notes;

(b)           any representation or warranty made by Transferor or the Issuer, in the Transfer and Servicing Agreement, the Class A Note Purchase Agreement, the Class M Note Purchase Agreement, the Indenture or the Indenture Supplement or any information contained in a computer file or microfiche list required to be delivered by it pursuant to Section 2.1 or subsection 2.6(c) of the Transfer and Servicing Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Series 2009-VFN Notes and as a result of which the interests of the Series 2009-VFN Noteholders are materially and adversely affected for such period; provided, however, that a Series 2009-VFN Early Amortization Event pursuant to this subsection 7.1(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement;

(c)           as of any date of determination, the Quarterly Excess Spread Percentage is less than 2%;

(d)           a failure by Transferor to convey Receivables in Additional Accounts or Participations to the Receivables Trust within five (5) Business Days after the day on which it is required to convey such Receivables pursuant to subsection 2.6(b) of the Transfer and Servicing Agreement, provided that such failure shall not give rise to an Early Amortization Event if, prior to the date on which such conveyance was required to be completed, Transferor causes a reduction in the principal balance of any Variable Interest to occur, so that, after giving effect to that reduction (i) the Transferor Amount is not less than the Minimum Transferor Amount and (ii) the sum of the aggregate amount of Principal Receivables plus amounts on deposit in the Excess Funding Account is not less than the Required Principal Balance;

(e)           any Servicer Default shall occur which would have a material adverse effect on the Series 2009-VFN Holders (which determination shall be made without reference to whether any funds are available under the Cash Collateral Account);

(f)           the Class A Note Principal Balance shall not be paid in full on the Class A Scheduled Final Payment Date or the Non-Renewing Purchaser Class A Principal Balance shall not be paid in full on the Non-Renewing Purchaser Scheduled Distribution Date;

(g)           the Class M Note Principal Balance shall not be paid in full on the Class M Scheduled Final Payment Date or the Non-Renewing Purchaser Class M Principal Balance shall not be paid in full on the Non-Renewing Purchaser Scheduled Distribution Date;

(h)           at any time that the Required Cash Collateral Amount has been greater than zero for three or more consecutive Monthly Periods immediately following the Monthly Period in which a Required Cash Collateral Amount Trigger Date occurs, the Available Cash Collateral Amount shall be less than the Required Cash Collateral Amount;

(i)           as of any date of determination, the Quarterly Payment Rate Percentage shall be less than 8.0%;

(j)           a Change in Control has occurred;

(k)           as on any Determination Date, the percentage equivalent of a fraction (A) the numerator of which is the sum of (1) the aggregate Principal Receivables outstanding that have remained unpaid more than 60 days after their contractual due date as of the end of the related Monthly Period plus (2) the aggregate of the Default Amounts for all Accounts that became Defaulted Accounts during the related Monthly Period and (B) the denominator of which is the total Principal Receivables as of the end of the related Monthly Period is  greater than 8.0%;

(l)           the Pension Benefit Guaranty Corporation shall file notice of a lien pursuant to Section 4068 of the Employee Retirement Income Security Act of 1974, with regard to any of the assets of Comenity Capital Bank, which lien shall secure a liability in excess of $10,000,000 and shall not have been released within 40 days; or

(m)           a default shall have occurred and be continuing under any instrument or agreement evidencing or securing indebtedness for borrowed money of Comenity Capital Bank in excess of $10,000,000 which default (i) is a default in payment of any principal or interest on such indebtedness when due or within any applicable grace period or (ii) shall have resulted in acceleration of the maturity of such indebtedness; or

(n)           without limiting the foregoing, the occurrence of an Event of Default with respect to Series 2009-VFN and acceleration of the maturity of the Series 2009-VFN Notes pursuant to Section 5.3 of the Indenture;

then, in the case of any event described in subsections 7.1(a), (b), (e), (k), (l) or (m) of this Indenture Supplement, after the applicable grace period set forth in such Sections, two or more Holders of Outstanding Series 2009-VFN Notes evidencing undivided interests aggregating more than 50% of the Aggregate Senior Purchase Limit of this Series 2009-VFN by notice then given in writing to Transferor and Servicer (and to the Indenture Trustee if given by the Holders) may, and the Indenture Trustee at the direction of such Holders shall, declare that an early amortization event (a “Series 2009-VFN Early Amortization Event”) has occurred as of the date of such notice, and in the case of any event described in subsections 7.1(c), (d), (f), (g), (h), (i), (j) or (n) of this Indenture Supplement, a Series 2009-VFN Early Amortization Event shall occur without any notice or other action on the part of Indenture Trustee or the Series 2009-VFN Noteholders immediately upon the occurrence of such event.

In addition to the other consequences of a Series 2009-VFN Early Amortization Event specified herein or a Trust Early Amortization Event, from and after the occurrence of any Series 2009-VFN Early Amortization Event or a Trust Early Amortization Event (until the same shall have been waived by all of the Series 2009-VFN Noteholders), with respect to any Account included in the Approved Portfolios, Transferor shall no longer permit or require Merchant Adjustment Payments  or In-Store Payments to be netted against amounts owed to Transferor by the applicable Merchant but shall instead exercise its rights to require each Merchant to transfer to Servicer, not later than the third Business Day following receipt by such Merchant of any In-Store Payments or the occurrence of any event giving rise to Merchant Adjustment Payments, an amount equal to the sum of such In-Store Payments and Merchant Adjustment Payments. In addition, if any bankruptcy or other insolvency proceeding has been commenced against a Merchant, Servicer shall require that Merchant to (i) stop accepting In-Store Payments and (ii) inform Obligors who wish to make In-Store Payments that payment should instead be sent to

Servicer, provided that Servicer shall not be required to take such action if (x) Servicer or Trustee has been provided a letter of credit, surety bond or other similar instrument covering collection risk with respect to In-Store Payments and (y) each of the Series 2009-VFN Noteholders consents to such arrangement.

ARTICLE VIII.

Redemption of Series 2009-VFN Notes; Series Termination

Section 8.1                      Optional Redemption of Series 2009-VFN Notes; Final Distributions.

(a)           On any Business Day occurring on or after the date on which the outstanding principal balance of the Series 2009-VFN Notes is reduced to 10% or less of the greatest ever Note Principal Balance, the Servicer shall have the option to redeem the Series 2009-VFN Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

(b)           Servicer shall give the Indenture Trustee at least thirty (30) days prior written notice of the date on which Servicer intends to exercise such optional redemption.  Not later than 12:00 noon, New York City time, on such day Servicer shall deposit into the Collection Account in immediately available funds the excess of the Reassignment Amount over the amount, if any, on deposit in the Principal Account.  Such redemption option is subject to payment in full of the Reassignment Amount.  Following such deposit into the Collection Account in accordance with the foregoing, the Collateral Amount for Series 2009-VFN shall be reduced to zero, and the Series 2009-VFN Noteholders shall have no further security interest in the Receivables.  The Reassignment Amount shall be distributed as set forth in subsection 8.1(d).

(c)           (1)  The amount to be paid by the Transferor with respect to Series 2009-VFN in connection with a reassignment of Receivables to the Transferor pursuant to subsection 2.4(e) of the Transfer and Servicing Agreement shall equal the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Transfer and Servicing Agreement.

(ii)           The amount to be paid by the Transferor with respect to Series 2009-VFN in connection with a repurchase of the Notes pursuant to Section 7.1 of the Transfer and Servicing Agreement shall equal the Reassignment Amount for the Distribution Date of such repurchase.

(d)           With respect to (a) the Reassignment Amount deposited into the Distribution Account pursuant to Section 8.1 or (b) the proceeds of any sale of Receivables pursuant to clause 5.5(a)(iii) of the Indenture with respect to Series 2009-VFN, the Indenture Trustee shall, in accordance with the written direction of the Servicer, not later than 12:00 noon, New York City time, on the related Distribution Date, make distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds:  (i) (x) the Class A Principal Balance on such Distribution Date will be distributed to the Class A Noteholders and (y) an amount equal to the sum of (A) Class A Monthly Interest for such Distribution Date, (B) any Class A Monthly Interest previously due but not distributed to the Class A Noteholders on any prior Distribution Date, will be distributed to the Class A Noteholders, (C) Class A Non-Use Fees, if any, due and payable to the Class A Noteholders on such Distribution Date or any prior Distribution Date and (D) Class A Additional Amounts, if any, due and payable on such Distribution Date or any prior Distribution Date will be distributed to the Class A Noteholders, (ii) (x) the Class M Principal Balance on such Distribution Date will be distributed to the Class M Noteholders and (y) an amount equal to the sum of (A) Class M Monthly Interest for such Distribution Date, (B) Class M Non-Use Fees, if any, due and payable to the Class M Noteholders on such Distribution Date or any prior Distribution Date and (C) Class M Additional Amounts, if any, due and payable on such Distribution Date or any prior Distribution Date will be distributed to the Class M Noteholders, (iii) (x) the Class B Principal Balance on such Distribution Date will be distributed to the Class B Noteholders and (y) an amount equal to the sum of (A) Class B Monthly Interest for such Distribution Date, (B) any Class B Deficiency Amount for such Distribution Date and (C) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Noteholders on any prior Distribution Date, will be distributed to the Class B Noteholders on such Distribution Date, (iv) (x) the Class C Principal Balance on such Distribution Date will be distributed to the Class C Noteholders and (y) an amount equal to the sum of (A) Class C Monthly Interest for such Distribution Date, (B) any Class C Deficiency Amount for such Distribution Date and (C) the amount of Class C Additional Interest, if any, for such Distribution Date and any Class C Additional Interest previously due but not distributed to the Class C Noteholders on any prior Distribution Date, will be distributed to the Class C Noteholders, and (v) any excess shall be released to the Issuer.

Section 8.2                      Series Termination.  The right of the Series 2009-VFN Noteholders to receive payments from the Trust will terminate on the first Business Day following the Series Termination Date.

ARTICLE IX.

Miscellaneous Provisions

Section 9.1                      Ratification of Indenture; Amendments.  As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.  This Indenture Supplement may be amended only by a Supplemental Indenture entered in accordance with the terms of Section 10.1 or 10.2 of the Indenture.  For purposes of the application of Section 10.2 to any amendment of this Indenture Supplement, the Series 2009-VFN Noteholders shall be the only Noteholders whose vote shall be required.

Section 9.2                      Counterparts.  This Indenture Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

Section 9.3                      Notices.  Any required notice shall be made to the addresses specified in the applicable Note Purchase Agreement with respect to the Series 2009-VFN Noteholders.

Section 9.4                      Form of Delivery of the Series 2009-VFN Notes.  The Class A Notes, the Class M Notes, the Class B Notes and the Class C Notes shall be Definitive Notes and initially shall be registered in the Note Register in the name of the initial purchasers of such Notes identified in the Note Purchase Agreements.

Section 9.5                      GOVERNING LAW.  THIS INDENTURE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 9.6                      Limitation of Liability.  Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by BNY Mellon Trust of Delaware, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust.  Nothing herein contained shall be construed as creating any liability on BNY Mellon Trust of Delaware, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and in no event shall BNY Mellon Trust of Delaware in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

Section 9.7                      Rights of the Indenture Trustee.  The Indenture Trustee shall have herein the same rights, protections, indemnities and immunities as specified in the Indenture.

Section 9.8                      Additional Provisions.  Notwithstanding anything to the contrary in any Transaction Document, until the Series Termination Date:

(a)           the Indenture Trustee shall not agree to any extension of the 60 day periods referred to in Section 2.4 or 3.3 of the Transfer and Servicing Agreement;

(b)           if the percentage equivalent of a fraction (A) the numerator of which is the total Principal Receivables relating to any one Merchant (other than Blair Corporation, Home Shopping Network or any Merchant affiliated with any of the foregoing) as of the end of any related Monthly Period and (B) the denominator of which is the aggregate total Principal Receivables as of the end of such related Monthly Period exceeds 12.5%, the Transferor shall suspend the addition of the Automatic Additional Accounts relating to such Merchant program until such time as such percentage is less than 12.5%;

(c)           if the percentage equivalent of a fraction (A) the numerator of which is the total Principal Receivables relating to Home Shopping Network as of the end of the related Monthly Period and (B) the denominator of which is the aggregate total Principal Receivables as of the end of such related Monthly Period exceeds 65.0%, the Transferor shall suspend the addition of the Automatic Additional Accounts relating to Home Shopping Network until such time as such percentage is less than 65.0%;

(d)           if the percentage equivalent of a fraction (A) the numerator of which is the total Principal Receivables relating to Blair Corporation as of the end of the related Monthly Period and (B) the denominator of which is the aggregate total Principal Receivables as of the end of such related Monthly Period exceeds 45.0%, the Transferor shall suspend the addition of the Automatic Additional Accounts relating to Blair Corporation until such time as such percentage is less than 45.0%; and

(e)           without the consent of each Class A Noteholder, Class M Noteholder and Class B Noteholder (which consent shall not be unreasonably withheld or delayed), Transferor shall not (i) engage in any transaction described in Section 4.2 of the Transfer and Servicing Agreement, (ii) designate additional or substitute Transferors or Credit Card Originators as permitted by Section 2.9 or 2.10 of the Transfer and Servicing Agreement or (iii) increase the percentage of Principal Receivables referred to in the proviso to clause (f) of the definition of “Eligible Account”.

Section 9.9                      No Petition.  The Issuer and the Indenture Trustee, by entering into this Indenture Supplement, and each Series 2009-VFN Noteholder, by accepting a Series 2009-VFN Note, hereby covenant and agree that they will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Series 2009-VFN Noteholders, the Indenture or this Indenture Supplement; provided, however, that nothing herein shall prohibit the Indenture Trustee from filing proofs of claim or otherwise participating in such proceedings instituted by any other person.  The provisions of this Section 9.8 shall survive the termination of this Indenture Supplement.

Section 9.10                      Additional Requirements for Registration of and Limitations on Transfer and Exchange of Notes.  All Transfers will be subject to the transfer restrictions set forth on the Notes.

No Transfer (or purported Transfer) of a Class B Note or Class C Note (or economic interest therein) shall be made by Comenity Capital Bank, the Transferor or any person which is considered the same person as Comenity Capital Bank or the Transferor for U.S. Federal income tax purposes (except to a person which is considered the same person as Comenity Capital Bank for such purposes) and any such Transfer (or purported Transfer) of such Notes shall be void ab initio unless an Opinion of Counsel is first delivered to the Indenture Trustee to the effect that such Notes will constitute debt for U.S. federal income tax purposes.

Section 9.11                      Amendments to the Indenture.  The phrase “including all Initial Accounts and all Additional Accounts” shall be added to the end of the first sentence in the definition of “Account” contained in Annex A to the Indenture.  Unless the Class A Administrative Agents and Class B Administrative Agents shall otherwise consent, no commercial account shall be an Eligible Account and the definition of “Eligible Account” in Annex A to the Indenture shall be modified by adding the following words at the end of clause (a) of such definition: “and is not a commercial account”.

IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

WORLD FINANCIAL CAPITAL MASTER NOTE TRUST,  as Issuer

By:  BNY Mellon Trust of Delaware, not in its individual capacity, but solely as Owner Trustee

By:   /s/ Kristine K. Gullo
  Name:  Kristine K. Gullo
  Title:  Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Indenture Trustee

By:   /s/ Louis Bodi
  Name:  Louis Bodi
  Title:  Vice President

By:   /s/ Sue Kim
  Name: Sue Kim
  Title:  AVP

Acknowledged and Accepted:

COMENITY CAPITAL BANK,
  as Servicer

By:   /s/ Ronald J. Ostler
  Name: Ronald J. Ostler
  Title: President

WORLD FINANCIAL CAPITAL CREDIT COMPANY, LLC
  as Transferor

By:   /s/ Dale Garlitz
  Name: Dale Garlitz
  Title: Chief Financial Officer and Treasurer

S-1	Third A&R Indenture Supplement
Series 2009-VFN